UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Helmerich & Payne, Inc.

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2023 Proxy StatementNotice of Annual MeetingFebruary 28, 2023 Delivering BetterOutcomes Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ac | Sequence: 1CHKSUM Content: 27105 Layout: 17640 Graphics: 45075 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, H&P Blue, Black GRAPHICS: HP_Big_New_4c_logo.eps, 1484-1_OFC_4c_Pht.eps V1.5

Message From Our CEOTo our Stockholders, At H&P we strive to be better than the day before, focusing on setting ourselves up for future success.Theimportance of being a sustainable, successful business drives ouractions.We maintain this attitude even during dicult times, so it was not too surprising that in ﬁscal 2022, following a couple of challenging years in the industry, we capitalized on that mindset.Healthier industry conditions combined with our disciplined capital allocationled to a rapid improvement in our ﬁnancial performance, efectively turning the corner to proﬁtability and driving towards a more suitable economic return on capital. For the year ahead,we plan to continue to execute across our strategic initiatives,including expanding our international presence, returning cash to shareholders, and strengthening pricing and margin discipline.Just in the ﬁrst ﬁscal quarter of the year, we have already made signiﬁcantstrides with these initiatives announcing not only our capex intentions for the upcoming yearbut also revealing our supplemental shareholder return plan for ﬁscal 2023. Following on the initiativesstartedin ﬁscal 2022, we intend to continue concentrating our eforts onpricing strategies to compensate us for the value we help create for our customers and the resulting margins,which ultimately drive value for our shareholders.Our capex for ﬁscal year 2023 represents a sizeable increase from the prioryear, reﬂecting the capital-intensive nature of our business. That said, it is also indicative of our capital discipline, which means establishing a capital budget, adhering to it, and satisfying customer demand with rig“churn.”It is also reﬂective of our intentions to grow internationally,with roughly a quarter of the planned expenditures designated for international spending. Part of that international spend will go towards the establishment of a Middle East hub, which will enable us to operate more eciently as we serve customers in that geographic region. We were one of the ﬁrst companies in the oilﬁeld service industry to announce and institute a supplemental cash returnplan for shareholders. Our ﬁscal 2023 supplemental shareholder return planaugmentsour long-standing base cash dividend. H&P has paid a cash dividend to shareholders for more than 60 consecutive years, and this will continue under the supplemental shareholder return plan, which is intended to further boost our already competitive yield during the favorable market conditions we expect in ﬁscal 2023. Furthermore, the plan allows for opportunistic share repurchases, additional supplemental dividends,or other investment opportunities.Oneof the key tenets of the planisto allow for some ﬂexibility depending upon the diferent opportunity sets that may be present in the market throughout the year.As a 100+ yearoldcompany, H&P recognizes the signiﬁcance of sustainability and the actions and behaviorsrequiredto be successful in the long-term. Making prudent ﬁnancial decisions and investments, and endeavoring to operate in a safe and environmentally responsible manner, striving to minimize any potentially negative safety incidentsor environmental impacts, are products of our values — “Do the Right Thing.” Our focus on technology and innovation, people and processes, and the communities in which we operate all promote our values and our ability to be a sustainable company.I am pleased withtheexecution of our strategic initiatives thus far but realizethere is additional work to be done.We believe accomplishingthese priorities in ﬁscal 2023 will continue to position the Company for future success and long-term sustainability.Sincerely,John W. LindsayPresident and Chief Executive OcerJanuary18, 2023 Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ba | Sequence: 1CHKSUM Content: 46553 Layout: 44334 Graphics: 36203 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Med Blue GRAPHICS: john_lindsay_4c_2023_lg_photo.eps, John_W_Lindsay_sig.eps, HP_2023_4C_logo.eps V1.5

Notice of Annual Meeting of StockholdersNotice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting ”) of Helmerich& Payne, Inc.(the “Company ”) will be held for the following purposes: Board VotingProposal Recommendation To consider and transact any other business which may come before the meeting or anyadjournment thereof The Annual Meeting will be virtual only and will be conducted via live webcast. Our virtual Annual Meeting hasbeen designed to provide stockholders with similar opportunities to participate as they would have had at an in-person meeting. You will be able to participate in the Annual Meeting online and submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/HP2023. You will also be able to vote your shares electronically (other than shares held through our employee beneﬁt plans which must be voted prior to the Annual Meeting). The proxy statement provides information on how to join the Annual Meeting online and about the business we plan to conduct.Your vote is important!Whether or not you expect to attend the Annual Meeting online, please vote aspromptly as possible so that we may be assured of a quorum to transact business.You may vote by usingthe Internet, telephone, or by completing, signing, dating and returning the proxy mailed to those who receive apaper copy, or by attending the Annual Meeting online at www.virtualshareholdermeeting.com/HP2023using yourcontrol number and casting your shares electronically on February28, 2023.We encourage you to review these proxy materials and vote your shares before the Annual Meeting.By Order of the Board of Directors,William H. GaultCorporate SecretaryTulsa, OklahomaJanuary18, 2023 WHENTuesday, February 28, 2023 12:00 p.m., Central timeRECORD DATEYou may vote if you were a stockholder of record as of the close of business on January 3, 2023.WHEREOnline at www.virtualshareholdermeeting.com/HP2023 1To elect as Directors the 10 nominees named in the attached proxy statement to serve until the Annual Meeting of Stockholders in 2024• Delaney M. Bellinger • Hans Helmerich • Donald F. Robillard, Jr. • Belgacem Chariag • John W. Lindsay • John D. Zeglis • Kevin G. Cramton • José R. Mas • Randy A. Foutch • Thomas A. Petrie FOR each nominee 2To ratify the appointment of Ernst& Young LLP as our independent auditors for our ﬁscal year ending September30, 2023 FOR 3To cast an advisory vote to approve the compensation of ournamed executive ocers disclosed in the attached proxy statement FOR 4To cast an advisory vote on whether a stockholder advisory vote to approvethe compensation of our namedexecutiveocersshould occur every 1, 2, or 3 years ONE YEAR Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ba | Sequence: 2CHKSUM Content: 35901 Layout: 41744 Graphics: 41720 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: william_h_gault_4c_pht.eps, William_H_Gault_sig.eps, circle_check_4c_icon.eps, circle_check_4c_icon.eps, circle_check_4c_icon.eps, circle_check_4c_icon.eps, 1484-1_meet_flow_chartV1.5

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALSFOR THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 28, 2023 The proxy statement and our 2022 Annual Report to Stockholders are available at www.proxyvote.com.Cautionary NoteRegarding Forward-Looking StatementsThis Proxy Statement contains forward-looking statements within the meaning of Section27A of the Securities Actof 1933, as amended, and Section21E of the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this Proxy Statement, including without limitation, statements regarding our future ﬁnancial position, business strategy and plans, including shareholder return plans, and objectives of management for future operations are forward-looking statements. In addition, forward-looking statements generally can be identiﬁed by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “target,” “continue,” or the negative thereof or similar terminology. Forward-looking statements are based upon current plans, estimates, and expectations surrounding, among other things, rig pricing, activity levels, margins, cash generation, capital expenditures,and other investment opportunities that are subject to risks, uncertainties, and assumptions. Although we believe that the expectations reﬂected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates, or expectations will be achieved. For a more detailed discussion of important factors that could cause actual results to difer materially from our expectations or results discussed in the forward-looking statements, see the information under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K ﬁled with the SEC.Forward-looking and other statements in this document may also address our sustainability progress, plans, andgoals and the inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in the Company’s ﬁlings with the SEC. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. Statements regarding our goals are not guarantees or promises that they will be met. Website references included throughout are provided for convenience only, and the contents of our websites do not constitute a part of and are not incorporated by reference into this proxy statement. Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ba | Sequence: 3CHKSUM Content: 50039 Layout: 43522 Graphics: 0 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: ~note-color 2, Black, H&P Blue GRAPHICS: none V1.5

Proxy Statement
Table of Contents

2	ANNUAL MEETING INFORMATION	59	GRANTS OF PLAN-BASED AWARDS IN FISCAL 2022
3	PROXY SUMMARY	60	OUTSTANDING EQUITY AWARDS AT FISCAL 2022 YEAR-END
11	CORPORATE GOVERNANCE	62	OPTION EXERCISES AND STOCK VESTED IN FISCAL 2022
20	DIRECTORS	62	PENSION BENEFITS FOR FISCAL 2022
29	DIRECTOR COMPENSATION IN FISCAL 2022	64	NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL 2022
30	DIRECTOR COMPENSATION TABLE	65	POTENTIAL PAYMENTS UPON CHANGE-IN-CONTROL
30	OUTSTANDING EQUITY AWARDS AT FISCAL 2022 YEAR-END (DIRECTORS)	65	PAY RATIO DISCLOSURE
31	PROPOSAL 1 — ELECTION OF DIRECTORS	66	SUMMARY OF ALL EXISTING EQUITY COMPENSATION PLANS
32	PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	67	PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
36	EXECUTIVE OFFICERS	68	PROPOSAL 4 — ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION
38	COMPENSATION COMMITTEE REPORT	69	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
39	COMPENSATION DISCUSSION AND ANALYSIS	70	SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
58	SUMMARY COMPENSATION TABLE	71	GENERAL INFORMATION

1437 South Boulder AvenueTulsa, Oklahoma 74119Proxy Statement 12023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ba | Sequence: 5CHKSUM Content: 50391 Layout: 31017 Graphics: 27205 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps, HP_2023_4C_logo.eps V1.5

Virtual Annual Meeting Information Our Annual Meeting will be held at: Items of Business and Voting Recommendations The Items of business scheduled to be voted on at the Annual Meeting are: Board VotingProposal Recommendation We will also consider any other business that properly comes before the Annual Meeting. WHENTuesday, February 28, 2023 12:00 p.m., Central time RECORD DATEYou may vote if you were a stockholder of record as of the close of business on January 3, 2023 WHEREOnline at www.virtualshareholdermeeting.com/HP2023 1The election of the 10 nominees as Directors • Delaney M. Bellinger • Hans Helmerich • Donald F. Robillard, Jr.• Belgacem Chariag • John W. Lindsay • John D. Zeglis • Kevin G. Cramton • José R. Mas • Randy A. Foutch • Thomas A. Petrie FOR each nominee 2The ratiﬁcation of the appointment of Ernst & Young LLP as our independent auditors for our ﬁscal year ending September 30, 2023 FOR 3The advisory vote to approve the compensation of our named executive ocers disclosed in this proxy statement FOR 4The advisory vote on whether the frequency of stockholder advisory votes to approve the compensation of our named executive ocers should occur every 1, 2, or 3 years ONE YEAR Our Board of Directors recommends that you vote your shares FORthe 10 Director nominees identiﬁedunder Proposal 1, FORProposals 2 and 3, and the option of every “ONE YEAR” in Proposal 4. 22023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ba | Sequence: 6CHKSUM Content: 44599 Layout: 34604 Graphics: 929 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps, circle_check_4c_icon.eps, circle_check_4c_icon.eps, circle_check_4c_icon.eps, circle_check_4c_icon.eps, circle_check_4c_icon.eps, 1484-1_Virt_flow_chart.eps V1.5

Proxy Summary 32023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ca | Sequence: 1CHKSUM Content: 38366 Layout: 11630 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

The H&P Way The H&P Way was created to deﬁne our purpose, core values, and the behaviors that drive our culture. OUR PURPOSEImproving lives through ecient and responsible energy.WHAT WE DOWesafely provide performance-driven drilling solutions.OUR VALUESOur values reﬂect whowe are and the way we interact with one another, our customers, partners, and stockholdersActively C.A.R.E.: We treat one another with respect. We care about each other. We are committed to Controlling and Removing Exposures for ourselves and others.Service Attitude: We do our part and more for those around us. We consider theneeds of others and provide solutions to meet their needs.Innovative Spirit: We constantly work to improve and try new approaches. We makedecisionswith the long-term view in mind.Teamwork: We listen to one another and worktoward a common goal. We collaborateto achieve results and focus on success with our customers and stockholders.Do the Right Thing: We are honest and transparent. We tackle tough situationsandspeak up when needed. 42023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ca | Sequence: 2CHKSUM Content: 23924 Layout: 1251 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

Company Overview Helmerich& Payne, Inc. was incorporated under the laws of the State of Delaware on February3, 1940, and issuccessor to a business originally organized in 1920. Throughout this proxy statement, Helmerich& Payne, Inc. is referred to as the “Company,” “we,” “our,” “us,” or “H&P.” We provide performance-driven drilling solutions and technologies that are intended to make hydrocarbon recovery safer and more economical for oil and gas exploration and production companies. We are an important vendor for a number of oil and gas exploration and production companies, but we focus primarily on the drilling segment of the oil and gas production value chain. Our technology services focus on developing, promoting,and commercializing technologies designed to improve the eciency and accuracy of drilling operations, as well as wellbore quality and placement.Our drilling services operations are organized into the following reportable operating business segments:NorthAmerica Solutions, Ofshore Gulf of Mexico,and International Solutions. Our North America Solutions operations are primarily located in Texas, but traditionally also operate in other states, depending on demand. Such states include: Colorado, Louisiana, New Mexico, North Dakota, Ohio, Oklahoma, Pennsylvania, Utah, West Virginia, and Wyoming. Additionally, our Ofshore Gulf of Mexico operations are conducted in Louisiana and in U.S. federal waters in the Gulf of Mexico and our International Solutions operations have rigs and/or services primarily located in four international locations: Argentina, Bahrain, Colombia, andtheUnited Arab Emirates.We also own and operate a limited number of commercial real estate properties located in Tulsa, Oklahoma. Ourreal estate investments include a shopping center containing approximately 366,000 leasable square feet and approximately 176 acres of undeveloped real estate. Our research and development endeavors include both internal development and external acquisition of developing technologies.Fiscal Year 2022 Business Highlights In ﬁscal 2022, we remained an industry leader in drilling solutions as well as technological innovation. Our customer-centric drilling solutions approach combines the operational excellence of our FlexRig ﬂeet, our software solutions, and our unique integrated business model. H&P is leading the evolution of commercial models while remaining committed to conservative ﬁnancial discipline and returns to stockholders.DrillingSegment Operating RevenueNorth America Solutions International Solutions$1,788M $136M74.2% year-over-year-growth 134.9% year-over-year-growth Ofshore Gulf of Mexico $125M (0.7)% year-over-year-decline Returning Cash to StockholdersIn 2022, H&P continued its long-standing commitment to return cash to stockholders. For a detailed discussion of our ﬁnancial results for ﬁscal 2022, see our Annual Report on Form 10-K for the year ended September30, 2022. Repurchased ~$77M of shares at~$24/share in FY22 Paid ~$107M in dividends in FY22 52023 Proxy StatementContracted Drilling Rig Fleet (Sept. 30 of FY) 19213779FY 20FY 21FY 22 year-over-year-growth40% Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ca | Sequence: 3CHKSUM Content: 27160 Layout: 23214 Graphics: 14033 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: 1484-1_3c_40.eps, folio_drill_4c.eps V1.5

Fiscal 2022 Sustainability Highlights Environment Social Governance •Conducted a quantitative scenarioanalysis aligned with the TaskForce on Climate-related Financial Disclosures (“TCFD ”)•Recognized successes within our2022 Environmental Actively C.A.R.E. Goal•Established new 2023Environmental Actively C.A.R.E. Goal with continued focus on greenhouse gas emissions reductions Customers •Introduced new products focusedon power management and the ability to manage rig engine power eciently•Drilled ﬁrst horizontal geothermalwell in the U.S.•Developed relationships to helpreduce emissions and fuel consumption as well as implement alternative energy sources at the rig siteEmployees •Focused on execution of Diversity,Equity, and Inclusion strategy for all employees, showing improvements in diverse representation of workforce•Achieved successes in SafetyActively C.A.R.E. Goals•Added new Employee ResourceGroup Women of H&P—Latin AmericaCommunities •Supported over 75 philanthropicorganizations during ﬁscal 2022•Aligned Human Rights policy withUniversal Declaration of Human RightsSuppliers •Improved transparency intosustainable supply chain management processes, such as our scorecard and supplier engagement mechanisms •Board oversight of quantitativescenario analysis aligned with the TCFD•Updated our CorporateGovernance Guidelines to formalize our commitment to include persons who reﬂect diverse backgrounds, including diversity of gender and race, in search for new director candidates•Enhanced processes tocontinuously improve consistency, comparability, reliability, and collection quality for emissions, safety, and diversity data 62023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ca | Sequence: 4CHKSUM Content: 19448 Layout: 42690 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

Helmerich & Payne Board of Directors Current Committee Composition Nominating & Other Current Director Human Corporate Public Company Director Age Since Independent Audit Resources Governance Boards DELANEY M. BELLINGERRetired Vice President and Chief Information Ocer, Huntsman Corporation64July2018None BELGACEM CHARIAGFormer Chairman, President, and Chief Executive Ocer, Ecovyst, Inc.60August2021None KEVIN G. CRAMTONOperating Partner, HCI Equity Partners; Chairman and Chief Executive Officer, Tribar Technologies, Inc.63March2017ApeironCapitalInvestmentCorp. RANDY A. FOUTCHRetired Chairman and Chief Executive Ocer, Laredo Petroleum, Inc.71March2007ChairNone HANS HELMERICHChairman of the Board, Helmerich& Payne, Inc.64March 1987Chairman since2012CoterraEnergy Inc. JOHN W. LINDSAYPresident and Chief Executive Ocer, Helmerich& Payne, Inc.62September2012Arcosa, Inc. JOSÉ R. MASChief Executive Ocer, MasTec, Inc.51March2017MasTec, Inc. THOMAS A. PETRIEChairman, Petrie Partners, LLC77June2012ChairNone DONALD F. ROBILLARD, JR.President, Robillard Consulting, LLC; Retired Director, Executive Vice President, Chief Financial Ocer and Chief Risk Ocer, Hunt Consolidated71June 2012ChairCheniereEnergy, Inc. EDWARD B. RUST, JR.Retired Chairman, President and Chief Executive Ocer, State Farm Mutual Automobile Insurance Company72September1997S&P GlobalInc.Caterpillar,Inc. MARY M. VANDEWEGHEChief Executive Ocer& President of Forte Consulting Inc.63June2019PrincipalFunds JOHN D. ZEGLISRetired Chief Executive Ocer and Chairman of the Board, AT&T Wireless Service, Inc.75March1989None 72023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ca | Sequence: 5CHKSUM Content: 62511 Layout: 62852 Graphics: 17678 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps, J_ ZEGLIS_4c_sm_photo.eps, M_VANDEWEGHE_4c_sm_photo.eps, E_RUST_4c_sm_photo.eps, D_ROBILLARD_4c_sm_photo.eps, T_PETRIE_4c_sm_photo.eps, J_V1.5

Board Composition HighlightsDirector Skills, Experiences, and DiversityThe Board of Directors (the “Board of Directors ” or the “Board ”) values a diverse group of directors who possess thebackground, skills and expertise and the highest level of personal and professional ethics, integrity, judgment, andvalues to represent the long-term interests of the Company and its stockholders. The table below summarizes some of the skills and qualiﬁcations of each individual director. This summary is not intended to be an exhaustive list of each director’s skills or contributions to the Board. Additional information about each director nominee is provided in the biographies below under “Corporate Governance—Director Nominees.” In response to feedback from investors, we also provide below enhanced disclosure regardingtheindividual gender and ethnic attributes of our Directors.Director Skills and Experiences Accounting and ﬁnance 9 Corporate governance 12 Diverse industries 10 Engineering 6 Executive leadership 12 Global business 12 Information Technology 3 Investment, private equity and capital markets 7 Legal 2 Oil and gas industry 8 Public company board experience 11 Risk management 11 Strategic planning 12Board Self-Identiﬁcation* Gender F M M M M M M M M M F M Race/Ethnicity W MEA W W W W H W W W W W *Key: F - Female; M - Male; H- Hispanic; MEA- Middle East/North-Africa; W- White 5 Directors0-6 years*3 new Directors in the past 5 years3 Directors7-12 years4 Directors 13+ years*Tenure is calculated based on the director's start date the month and year the director joined the board. It is not rounded up * EthnicMinority 80%Directors electedover past six years that self-identify as gender or ethnically diverse13 YearsAverage Director Tenure34%Directors self-identify as femaleor minority 83%Directors areIndependent Woman 228210 # ofDirectorsJohn D. ZeglisMary M. VanDeWegheEdward B. Rust, Jr.Donald F. Robillard, Jr.Thomas A. PetrieJosé R. MasJohn W. Lindsay Hans HelmerichRandy A. FoutchKevin G. CramtonBelgacem ChariagDelaney M. Bellinger 82023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ca | Sequence: 6CHKSUM Content: 54009 Layout: 4617 Graphics: 40953 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, ~watermark, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps, 1484-1_2p_flow_chart.eps V1.5

Corporate Governance Best Practices

H&P's Board oversees the CEO and other senior management in the competent and ethical operation of H&P and assures that the long term interests of stockholders are being served.

Board Composition and Independence

- 100% independent committees
- 10 of our 12 directors are independent
- Separation of Chair and CEO roles
- Strong independent Lead Director, elected by independent directors
- Executive sessions provided for Board members
- Significant interaction with senior management and access to other employees

Board and Committee Practices

- Director orientation and continuing education
- 99.5% attendance at Board and committee meetings in fiscal 2022
- Commitment to include candidates who reflect diverse backgrounds, including diversity of gender and race in search for new director candidates
- Active Board oversight of strategy, risk management, and sustainability program
- Stock ownership guidelines

Stockholder Rights

- Single class of stock with equal voting rights
- Annual elections for directors
- Majority voting standard for uncontested director elections
- Proxy access for stockholders
- Active stockholder engagement

Effective Board Oversight of Risk Management

Strategic and business risks, such as those relating to our drilling business and technology solutions, markets, and capital investments, are monitored by the entire Board.

Board of Directors

- Reviews most significant risks identified by our enterprise risk management program
- Evaluates Board processes and performance and the overall effectiveness of the Board
- Reviews and approves business plans, major strategies, and financial objectives
- Oversees climate-related risks and opportunities and the Company's overall sustainability program, including environmental, human capital, and social matters

Audit Committee

- Reviews processes and policies with respect to risk assessment and risk management, including our enterprise risk management program
- Reviews risks associated with financial performance, internal and external audit functions, legal and tax contingencies, cybersecurity, and physical security

Human Resources Committee

- Establishes compensation performance goals intended to drive behavior that does not encourage or result in material risk of adverse consequences to the Company or its stockholders
- Reviews compensation risk assessments
- Reviews compensation claw-back policies
- Reviews and monitors compliance with stock ownership guidelines

Nominating Committee

- Oversees Director succession planning, including efforts to mitigate risks associated with loss of expertise and leadership at the Board level
- Oversees Director independence, effectiveness, and organization
- Assesses management succession planning and corporate governance practices
- Develops and implements H&P's corporate governance principals
- Reviews investor relations matters

For more information, see "Corporate Governance — Our Risk Management Program and the Board's Role in Risk Oversight and — Compensation Risk Assessment"

2023 Proxy Statement 9

Executive Compensation Sound DesignOur executive compensation program is designed to:•align the interests of our leaders with those of our stockholders•attract, retain, and motivate strong leadership •link pay with performance and execution of strategy Pay for Performance•signiﬁcant portion of target compensationisperformance-based and at risk •short-term cash incentive compensation is tied to exacting ﬁnancial objectives with payouts varied basedon our performance and achievement of individual goals•performance-based equity awards earned based on our relative total shareholder return (“TSR ”) versus apeer group of oil and gas equipment, services, and drilling companies and capped at the target number ofshares if the Company has a negative absoluteTSRover the measurement period regardless of whether the Company’s relative TSR exceeds the median TSR of its peers Another Strong Year of Forward Momentum For more information about our executive compensation program and the ﬁscal 2022 compensation of our namedexecutive ocers, see “Compensation Discussion and Analysis.”TheFiscal Year2022compensation earned by our named executive ocers reﬂects another strong year of growth and rewards their leadership. Operating Revenue ($B)2.175%year-over-year-growth1.2FY 21FY 22 102023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ca | Sequence: 8CHKSUM Content: 36967 Layout: 12331 Graphics: 38517 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps, 1484-1_Revenue_C.eps V1.5

Corporate GovernanceThis section describes the role andstructure of H&P’s Board and our corporate governance framework. 112023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 1CHKSUM Content: 46978 Layout: 13114 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

Corporate Governance The Board has adopted Corporate Governance Guidelines to address signiﬁcant corporate governance issues. OurCorporate Governance Guidelines, as well as our Amended and Restated Certiﬁcate of Incorporation (the “Certiﬁcate of Incorporation ”), our By-Laws, all Board committee charters, our Code of Business Conduct andEthics (which is applicable to our Directors, ocers, and employees), our Code of Ethics for Principal Executive Ocer and Senior Financial Ocers, and our Related Person Transaction Policies and Procedures, are available on our website, www.helmerichpayne.com/corporate-governance-information.The information on our website is not incorporated by reference in this proxy statement. A printed copy of theabove-mentioned documents will be provided without charge upon written request to our Corporate Secretary.Our Corporate Governance Guidelines provide a framework for our corporate governance initiatives and covertopics such as director independence and selection and nomination of director candidates, communication with the Board, Board committee matters, and other areas of import. Certain highlights from our Corporate Governance Guidelines, as well as other corporate governance matters, are discussed below.Board Committees The Board is responsible for overseeing the Company’s sustainability, business, and afairs, providing guidance and insight to the Company’s management and efectively stewarding the long-term interests of the Company and its stockholders. The Board reviews signiﬁcant developments afecting the Company and acts on matters requiring Board approval. The Chairman of the Board, the Lead Director, and the committee chairs set Board and committee agendas in advance of every meeting so that appropriate, relevant subjects, are covered with time for meaningful discussion. Directors receive comprehensive materials in advance of Board and committee meetings and are expected to review these materials before each meeting. The standing committees of the Board are the Audit Committee, the Human Resources Committee, and the Nominating and Corporate Governance Committee. Below is an overview of the members of each of the committees and the primary duties of each of the committees as of the date of this proxy statement. AUDIT COMMITTEE Meetings in ﬁscal 2022:8MEMBERS:Donald F. Robillard, Jr. (Chair) Delaney M. Bellinger Kevin G. Cramton Edward B. Rust, Jr. John D. ZeglisPRIMARY RESPONSIBILITIES•Assist the Board in fulﬁlling its independent and objective oversight responsibilities ofﬁnancial reporting and internal ﬁnancial and accounting controls of the Company•Monitor the qualiﬁcations, independence, and performance of our independentregistered public accounting ﬁrmAUDIT COMMITTEE REPORT AND CHARTER•The Audit Committee Report is provided below under“Proposal 2 — Ratiﬁcation ofAppointment of Independent Auditors”•The Board has adopted a written charter for the Audit Committee, which is availableon our website at www.helmerichpayne.com/corporate-governance-informationQUALIFICATIONS/INDEPENDENCE•The Board has determined Messrs.Cramton, Robillard,and Rust are “auditcommittee ﬁnancial experts” as deﬁned by theSecurities and Exchange Commission(“SEC ”)•The Board has also determined that all Audit Committee members are “ﬁnanciallyliterate” as contemplated by the rules of theNew York Stock Exchange (“NYSE ”)•All members of the Audit Committee are independent under SEC rules 122023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 2CHKSUM Content: 3051 Layout: 64134 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue, ~note-color 3 GRAPHICS: folio_drill_4c.eps V1.5

HUMAN RESOURCES COMMITTEE Meetings in ﬁscal 2022: 7MEMBERS:Thomas A. Petrie (Chair) Randy A. Foutch Belgacem Chariag Jose R. Mas Mary M. VanDeWeghePRIMARY RESPONSIBILITIES•Evaluate the performance of our executive ocers •Review and make decisions regarding compensation of our executive ocers •Make recommendations regarding compensation of non-employee members of ourBoard•Review and make recommendations or decisions regarding incentive compensationand equity-based compensationCOMPENSATION COMMITTEE REPORT AND HUMAN RESOURCES COMMITTEECHARTER•The Compensation Committee Report is provided below under “CompensationCommittee Report”•The Board has adopted a written charter for the Human Resources Committee, whichis available on our website at www.helmerichpayne.com/corporate-governance- informationQUALIFICATIONS/INDEPENDENCE•All members of the Human Resources Committee are independent NOMINATING AND CORPORATE GOVERNANCE COMMITTEE Meetings in ﬁscal 2022: 4MEMBERS:Randy A. Foutch (Chair) Delaney M. Bellinger Belgacem Chariag Kevin G. Cramton José R. Mas Thomas A. Petrie Donald F. Robillard, Jr. Edward B. Rust, Jr. Mary M. VanDeWeghe John D. ZeglisPRIMARY RESPONSIBILITIES•Identifyand recommend to the Board the selection of director nominees for eachAnnual Meeting of Stockholders or for any vacancies on the Board•Makerecommendations to the Board regarding the adoption or amendment ofcorporate governance principles applicable to the Company•Assistthe Board in developing and evaluating potential candidates for executivepositions and generally overseeing management succession planningNOMINATING AND CORPORATE GOVERNANCE CHARTER•The Board has adopted a written charter for the Nominating and CorporateGovernance Committee, which is available on our website atwww.helmerichpayne.com/corporate-governance-informationQUALIFICATIONS/INDEPENDENCE.•All members of the Nominating and Corporate Governance Committee areindependent 132023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 3CHKSUM Content: 9900 Layout: 30829 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

Director Independence Our Corporate Governance Guidelines provide that a majority of the Board must meet the requirements for beingan independent director under the listing standards of the NYSE and applicable law, including the requirement that the Board armatively determine that the Director has no material relationship with us. To guide its determination of whether a Director is independent, the Board has adopted the following categorical standards:A Director will not be independent if:•the Director is, or has been, within the last three years, a Company employee, or an immediate familymember is, or has been within the last three years, an executive ocer of the Company;•the Director has received, or an immediate family member has received, during any twelve-month periodwithin the last three years, more than $120,000 in direct compensation from us, other than Director andcommittee fees and pension and other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);•the Director is a current partner or employee of a ﬁrm that is our internal or external auditor;•the Director has an immediate family member who is a current partner of a ﬁrm that is our internal orexternal auditor;•the Director has an immediate family member who is a current employee of a ﬁrm that is our internal orexternal auditor and who personally works on the Company’s audit;•the Director or an immediate family member was within the last three years a partner or employee of a ﬁrmthat is our internal or external auditor and personally worked on our audit within that time;•the Director or an immediate family member is, or has been within the last three years, employed as anexecutive ocer of another company where any of our present executive ocers at the same time serves orserved on that company’s compensation committee; or•the Director is a current employee, or an immediate family member is a current executive ocer, of acompany that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three ﬁscal years, exceeds the greater of $1,000,000 or two percent of such other company’s consolidated gross revenues.In addition, the following commercial and charitable relationships will not be considered material relationships that would impair a Director’s independence:•the Director (or an immediate family member of the Director) is, or during the last ﬁscal year has been, analiate or executive ocer of another company (including banks or ﬁnancial institutions) to which we were indebted, or to which such other company was indebted to us, during the last or current ﬁscal year and the total amount of indebtedness did not exceed two percent of the total consolidated assets of the indebted entity at the end of such ﬁscal year;•the Director (or an immediate family member of the Director) is, or during the last ﬁscal year has been, anexecutive ocer, director,or trustee of a charitable organization where our annual discretionary charitable contributions to the charitable organization, in the last or current ﬁscal year, did not exceed the greater of $1,000,000 or two percent of that organization’s consolidated gross revenues;•the Director (or an immediate family member of a Director) is a member of, employed by, or of counsel to alaw ﬁrm or investment banking ﬁrm that performs services for us, provided the payments made by us to the ﬁrm during a ﬁscal year do not exceed two percent of the ﬁrm’s gross revenues for the ﬁscal year, and the Director’s relationship with the ﬁrm is such that his or her compensation is not linked directly or indirectly to the amount of payments the ﬁrm receives from us; or•a relationship arising solely from a Director’s position as a director of another company that engages in atransaction with us will not be deemed a material relationship or transaction that would cause a Director to not be independent. 142023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 4CHKSUM Content: 44786 Layout: 4278 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

A Director who is a member of our Audit Committee will not be independent if such Director: (i)other than in his orher capacity as a member of the Board, the Audit Committee,or any other Board committee, accepts directly or indirectly any consulting, advisory, or other compensatory fee from us or any subsidiary (except for retirement beneﬁts to the extent permitted by applicable rules of the SEC); or (ii)is an aliated person (as deﬁned by the SEC) of us or any subsidiary. Similarly, in armatively determining the independence of any Director who will serve on the Human Resources Committee, the Board considers all factors speciﬁcally relevant to determining whether a Director has a relationship to the Company which is material to that Director’s ability to be independent from management in connection with the duties of a Human Resources Committee member, including, but not limited to: (i)the source of compensation of such Director, including any consulting, advisory, or other compensatory fee paid by the Company to such Director; and (ii)whether such Director is aliated with the Company, a subsidiary of the Company, or an aliate of a subsidiary of the Company. Generally, relationships not addressed by the NYSE rules or otherwise described above will not cause an otherwise independent Director to be considered not independent. For relationships that do not fall within the categories delineated above, the other Directors who are otherwise independent under the guidelines will determine whether a relationship is material and, therefore, whether such Director would be independent.In determining the independence of Mses. Bellinger and VanDeWeghe and Messrs.Chariag, Cramton, Foutch,Mas, Petrie, Robillard, Rust, and Zeglis, the Board considered that in April2022, H&P made a $33 million investment in Galileo Holdco 2 Limited Technologies (“Galileo ”) in the form of a convertible note and thatMessrs.Foutch and Robillard are independent Directors of the parent company of Galileo(“Galileo Parent ”).Messrs.Foutch and Robillard did not have a direct or indirect interest in this transaction. Mr.Robillard was not involved in the negotiations or any approvals related to the transaction. Mr.Foutch joined the Board of Galileo Parent after the consummation of the transaction in July2022. After applying the standards set forth above in our Corporate Governance Guidelines, the Board determined that Mses. Bellinger and VanDeWeghe and Messrs.Chariag, Cramton, Foutch, Mas, Petrie, Robillard, Rust, and Zeglis, our current, non-employee Directors, had no material relationship with the Company and that each is independent under our categorical standards and the requirements of the NYSE and applicable law, including, with respect to members of the Audit and Human Resources Committees, those applicable to such committee service.Board Leadership Structure We believe that the most efective board structure is one that emphasizes board independence and ensures that the board’s deliberations are not dominated by management. With the exception of Messrs.Helmerich and Lindsay, our Board is composed entirely of independent Directors. Our Nominating and Corporate Governance Committee (“NCG Committee ”), which is composed of our independent Directors only, regularly reviews the Board’s leadershipstructure to assist the Board in fulﬁlling its responsibility to provide independent oversight and management for the Company.Our Corporate Governance Guidelines provide that if the Chairman of the Board (the “Chairman ”) is not anindependent director, then the independent directors will annually elect an independent director to serve as leaddirector (the “Lead Director ”). The independent Directors designated Mr.Foutch to serve in the role of LeadDirector in 2022. As Lead Director, Mr.Foutch presides at all executive sessions of the independent Directors when management is not present, may represent the Board in communications with stockholders and other stakeholders, and may provide input on the design of the Board itself. During ﬁscal 2022, our independent Directors met in executive session without management at each of the four regularly scheduled Board meetings. Mr.Foutch was presiding Director for all executive sessions. The Lead Director also performs other duties and responsibilities as determined from time to time by the Board.The Company’s By-laws provide that, in general, any two or more oces may be held by the same person,including the oces of Chairman and Chief Executive Ocer (“CEO ”). Additionally, the oce of Chairman may beheld by an individual who is not an independent director. Currently, Mr.Hans Helmerich is the Chairman, and Mr.John W. Lindsay is the CEO. The Board believes that this ﬂexibility in the allocation of the responsibilities of these two roles is beneﬁcial and enables the Board to adapt the leadership function to changing circumstances.Mr.Helmerich has served as a Director since 1987 and became the Chairman in 2012. He served as theCompany’s CEO from 1989 until his retirement in 2014. He also was the Company’s President from 1987 to 2012. 152023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 5CHKSUM Content: 38725 Layout: 59524 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

Mr.Helmerich, who has nearly 25 years of successful experience as CEO and possesses in-depth knowledge ofthe Company, its operations, and the evolving drilling and energy industry, has been responsible for providing guidance and leadership to the Board. Mr.Lindsay was promoted to President and Chief Operating Ocer and was appointed to the Company’s Board of Directors in 2012 and succeeded Mr.Helmerich as CEO in 2014. Since joining the Company in 1987 as a drilling engineer, Mr.Lindsay has served in various management positions. Mr.Lindsay brings to the Board and the Company signiﬁcant leadership, knowledge, and experience in the contract drilling industry.At this time, the Board believes that the interests of all stockholders are best served by the leadership modeldescribed above. The Board believes the combined experience and knowledge of Messrs.Foutch, Helmerich, and Lindsay in their respective roles as Lead Director, Chairman, and CEO provides the Board and the Company with both strong, independent guidance, and continuity of leadership that will promote the Company’s continued success. We believe that the Board’s current leadership, committee structure, and strong governance practices help the Board oversee the Company’s risks, create a productive relationship between the Board and management, and promote strong independent oversight that beneﬁts our stockholders.B oard Meeting Attendance There weresevenmeetings of the Board held during ﬁscal 2022, four of which were regularly scheduled. We require each Director to make a diligent efort to attend all Board and committee meetings as well as the Annual Meeting of Stockholders.All twelveof our then-sitting Directors attended the 2022 Annual Meeting of Stockholders. During ﬁscal 2022, no incumbent Director attended fewer than 75% of the aggregate of the total number of meetings of the Board and its committees of which he or she was a member (during the period for which he or she was a Director).Director Identiﬁcation, Evaluation, and Nomination General Principles and ProceduresWe believe that the continuing service of qualiﬁed incumbents promotes stability and continuity in the boardroom, contributing to the Board’s ability to work as a collective body while giving us the beneﬁt of familiarity and insight into our afairs that our Directors have accumulated during their tenure. Accordingly, the process for identifying nominees reﬂects our practice of re-nominating incumbent Directors who continue to satisfy the NCG Committee’s criteria for membership on the Board and the eligibility requirements of our By-laws, whom the NCG Committee believes continue to make important contributions to the Board, and who consent to continue their service on the Board.In general, and as more fully outlined in the Corporate Governance Guidelines, in considering candidates forelection at an Annual Meeting of Stockholders, the NCG Committee will:•consider if the Director continues to satisfy the minimum qualiﬁcations for director candidates as set forth inthe Corporate Governance Guidelines;•assess the performance of the Director during the preceding term; and•determine whether thereexistsany special, countervailing considerations against re-nomination of theDirector.If the NCG Committee determines that (i)an incumbent Director consenting to re-nomination continues to bequaliﬁed and has satisfactorily performed his or her duties as Director during the preceding term, and (ii)there exists no reason, including considerations relating to the composition and functional needs of the Board as a whole, why in the NCG Committee’s view the incumbent Director should not be re-nominated, then the NCG Committee will, absent special circumstances, propose the incumbent Director for re-election.The NCG Committee will identify and evaluate new candidates for election to the Board where it identiﬁes a needto do so, including for the purpose of ﬁlling vacancies or a decision of the Directors to expand the size of the Board. The NCG Committee will solicit recommendations for nominees from persons that the NCG Committee believes are likely to be familiar with qualiﬁed candidates. The NCG Committee may also determine to engage a 162023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 6CHKSUM Content: 31870 Layout: 4278 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5 professional search ﬁrm to assist in identifying qualiﬁed candidates. The Committee is committed to including ineach search candidates who reﬂect diverse backgrounds, including diversity of gender and race.As to each recommended candidate that the NCG Committee believes merits consideration, the NCG Committeewill:•cause to be assembled information concerning the background and qualiﬁcations of the candidate;•determine if the candidate satisﬁes the minimum qualiﬁcations required by our Corporate GovernanceGuidelines and the eligibility requirements of our By-laws;•determine if the candidate possesses any of the speciﬁc qualities or skills that the NCG Committee believesmust be possessed by one or more members of the Board;•consider the contribution that the candidate can be expected to make to the overall functioning of the Board;and•consider the extent to which the membership of the candidate on the Board will promote diversity amongthe Directors.Based on all available information and relevant considerations, the NCG Committee will select and recommend tothe Board a candidate who, in the view of the NCG Committee, is most suited for membership on the Board. Retaining a diverse Board remains an important consideration as the NCG Committee considers future appointments. Following the departure of Ms.VanDeWeghe and Mr. Rust from the Board, the NCG Committee will look for opportunities to adddiverse directorsto the Board as appropriate in light of the principles outlined inour Corporate Governance Guidelines.Stockholder RecommendationsThe NCG Committee considers recommendations for Director candidates submitted by holders of our shares entitled to vote generally in the election of Directors. Candidates for Director who are properly recommended by our stockholders will be evaluated in the same manner as any other candidate for Director. In addition, the NCG Committee may consider the number of shares held by the recommending stockholder and the length of time such shares have been held.For each Annual Meeting of Stockholders, the NCG Committee will accept for consideration only onerecommendation from any stockholder or aliated group of stockholders. The NCG Committee will only consider recommendations of nominees for Director who satisfy the minimum qualiﬁcations prescribed by our Corporate Governance Guidelines and the eligibility requirements of our By-laws. For a stockholder recommended candidate to be considered by the NCG Committee, the stockholder recommendation must be submitted in writing before our ﬁscal year-end to: and must include the reasons for the recommendation, a description of the candidate’s qualiﬁcations and the candidate’s written consent to being considered as a Director nominee, together with a statement of the number of shares of our stock beneﬁcially owned by the stockholder making the recommendation and by any other supporting stockholders (and their respective aliates). The NCG Committee may require the stockholder submitting the recommendation or the recommended candidate to furnish such other information as the NCG Committee may reasonably request.Helmerich& Payne, Inc. Attention: Corporate Secretary 1437 South Boulder Avenue, Suite1400 Tulsa, Oklahoma 74119 172023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 7CHKSUM Content: 59290 Layout: 21229 Graphics: 20382 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps, Email_4c_icon.eps V1.5

Stockholder NominationsOur By-laws provide that stockholders meeting certain requirements may nominate persons for election to theBoard of Directors if such stockholders comply with the procedures set forth in our By-laws.For more information on stockholder nominations, see “Additional Information—Stockholder Proposals and Nominations.”Director Qualiﬁcation StandardsAll persons nominated to serve as one of our Directors should possess the following minimum qualiﬁcations more fully discussed in our Corporate Governance Guidelines. Speciﬁcally, all candidates:•must be individuals of personal integrity and ethical character;•should be free of conﬂicts of interest that would materially impair his or her judgment; •must be able to represent fairly and equally all of our stockholders; •must have demonstrated achievement in business, professionally, or the like; •must have sound judgment; •must have a general appreciation regarding major issues facing public companies of a size and operationalscope similar to ours;•must have, and be prepared to devote, adequate time to the Board and its committees; and •must not conﬂict with any term or age limits for Directors.The NCG Committee will also oversee nominations such that: Our Corporate Governance Guidelines also provide, in lieu of a formal diversity policy, that as part of thenomination process, the NCG Committee will consider diversity in professional background, experience, expertise, perspective, age, gender, and ethnicity with respect to Board composition as a whole. With respect to diversity, we place particular emphasis on identifying candidates whose experiences and talents complement and augment those of other Board members with respect to matters of importance to the Company. We attempt to balance the composition of the Board to promote comprehensive consideration of issues. Our current Board composition achieves this through widely varying levels and types of business and industry experience among current Board members. We monitor the composition and functioning of our Board and committees through both an annual review of our Corporate Governance Guidelines and a self-evaluation process undertaken each year by our Directors.The foregoing qualiﬁcation attributes are only threshold criteria, however, and the NCG Committee will alsoconsider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate’s credentials, experience, and expertise, the composition of the Board at the time, and other relevant circumstances. at least a majority of the Directors serving at any time on the Board are independent, as deﬁned under therules of the NYSE and applicable law; all Audit Committee members are independent and satisfy the ﬁnancial literacy requirements required forservice on the Audit Committee under the rules of the NYSE; and at least some of the independent Directors have experience as senior executives of a public or substantialprivate company. 182023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 8CHKSUM Content: 13892 Layout: 30997 Graphics: 40291 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps, arrow_4c_icon.eps, Director_4c_Icon.eps, Audit_4c_Icon.eps, flag_4c_icon.eps V1.5

Environmental Sustainability and Human Capital Management As a 100+ year old company Helmerich& Payne recognizes the importance of sustainability. Making prudentﬁnancial decisions and investments, endeavoring to operate in a safe and environmentally responsible manner, striving to minimize any potentially negative environmental impacts, reducing emissions and waste, and conserving natural resources are products of our values—“Do the Right Thing.”Our focus on technology, people, community, resourcefulness, and innovation all promote our ability to be asustainable company. Our 2022 Sustainability Report, which discusses our sustainability eforts and performance during the ﬁscal year, continues our commitment to transparent reporting. Our Sustainability Report aligns with leading sustainability reporting frameworks, including the Sustainability Accounting Standards Board (SASB), TCFD,and Global Reporting Initiative (GRI). Some of our sustainability successes are outlined above in “Proxy Summary—Fiscal 2022 Sustainability Highlights.” More information about the actions we take to improve our sustainability can be found on our sustainability website at www.helmerichpayne.com/sustainability and in our Sustainability Reports. 192023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 9CHKSUM Content: 37431 Layout: 59524 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

DirectorsThis section describes the experienceand qualiﬁcations of Director nominees and how our Board members are compensated. 202023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 10CHKSUM Content: 14744 Layout: 21460 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

Director Nominees The information that follows, including principal occupation or employment for the past ﬁve or more years andsummary of each individual’s experience, qualiﬁcations, attributes,or skills that have led to the conclusion that each individual should serve as a Director in light of our current business and structure, is furnished with respect to each nominee. See also the table above in the Proxy Summary under the caption “Proxy Summary—Helmerich& Payne’s Board of Directors—Director Skills and Experiences,” which summarizes some of the skills and qualiﬁcations of each individual director. Edward B. Rust, Jr., who will not stand for re-election at the 2023 Annual Meeting, has been a valuable member of our Board for over 25 years. We thank him for his distinguished service andsubstantial contributions to our Board. DELANEY M. BELLINGER DIRECTORAge 64COMMITTEESAuditNominating andCorporate Governance Director since 2018EDUCATIONMs.Bellinger holds a Bachelor ofEngineering in Civil Engineering from Vanderbilt University.KEY QUALIFICATIONS ANDEXPERTISEThe Board believes Ms.Bellingerprovides signiﬁcant insight and guidance as a result of her experience in the oil and gas industry and expertise as a Chief Information Ocer.CAREER HIGHLIGHTS•Ms.Bellinger served as the Vice President and Chief InformationOcer for Huntsman Corporation, a global manufacturer andmarketer of diferentiated chemicals, from 2016 to 2018.•Prior to her role at Huntsman, she was the Chief InformationOcer for EP Energy, an exploration and production company in Houston, Texas, from May2012 to May2015.•Before joining EP Energy, she was the Chief Information Ocerfor YUM! Brands, Inc., formerly Tricon Global Restaurants, for10years.•Prior to joining YUM! Brands, Ms.Bellinger held technicaldevelopment, account management, as well as sales andconsulting positions during her 13-year career with EDS following her Drilling Engineer position with ExxonMobil.•Ms.Bellinger has served on the Board of Directors for theWomen’s Food service Forum.•She was the Chair of the National Retail Federation ChiefInformation Ocers Board and served on the Board of The Parish School.•She is currently on the non-proﬁt Board for TicKids and TheAdvisory Board of The Gateway Academy in Houston, Texas. BELGACEM CHARIAG DIRECTORAge 60COMMITTEESHumanResourcesNominating andCorporate Governance Director since 2021EDUCATIONMr.Chariag holds a Bachelor ofScience in Petroleum Engineering from the University of Texas and a Master of Business Administration from the University of Calgary.KEY QUALIFICATIONS ANDEXPERTISEThrough his service as a chiefexecutive ocer and Director of a publicly-traded corporation and his extensive leadership experience in the international ﬁeld services industry, the Board believes that Mr.Chariag provides the Board and the Company with meaningful knowledge and perspective on a wide variety of matters.CAREER HIGHLIGHTS•Mr.Chariag served as President, and Chief Executive Ocer ofEcovyst, Inc. (formerly PQ Group Holdings), a global provider ofspecialty catalysts, materials, chemicals, and services, from August2018 to April2022 and as Chairman of the Board from December2019 to April2022.•He also served as a director and Chairman of the Board ofEcovyst’s ZEOLYST joint ventures with Shell CatalystsTechnologies from 2018 to April2022.•He served as Chief Global Operations Ocer for Baker Hughes, aGE company from July2017 to January2018, where he headed the operations of the global entity after Baker Hughes’ merger with GE Oil& Gas, as President Global Operations from May2016 to June2017, Chief Integration Ocer from December2014 to April2016, President Global Products and Services from October2013 to December2014, and President Eastern Hemisphere from May2009 to September2013.•Prior to 2009, Mr.Chariag held a variety of leadership andmanagement roles for Schlumberger Limited, including serving as Vice President of Health, Safety, Environment, and Security. 212023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 11CHKSUM Content: 28901 Layout: 57749 Graphics: 11068 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue, ~note-color 3 GRAPHICS: folio_drill_4c.eps, belgacem_chariag_4c_med_photo.eps, delaney_bellinge_4c_med_photo.eps V1.5

KEVIN G. CRAMTON DIRECTORAge 63COMMITTEESAuditNominating andCorporate Governance Director since 2017EDUCATIONMr.Cramton holds a Bachelor ofArts in Business Administration and a Master of Business Administration in Finance degree from Michigan State University.KEY QUALIFICATIONS ANDEXPERTISEThe Board believes thatMr.Cramton’s diverse global business experience, including his chief executive ocer and risk management experience, enables him to provide the Board and the Company with valuable input and guidance.CAREER HIGHLIGHTS•Mr.Cramton has been an operating and executive partner at HCIEquity Partners, a private equity ﬁrm headquartered inWashington, D.C., since 2016.•Since 2019, he has served as Chairman of the Board and ChiefExecutive Ocer of Tribar Technologies, Inc., a leading designer and manufacturer of automotive trim components.•He previously served as Executive Chairman of the Board ofAtlantix Global Systems, a leading reseller of IT hardware and services, from 2016 to 2017.•Mr.Cramton served from 2012 to 2015 as the Chief ExecutiveOcer of Cardone Industries, the largest remanufacturer ofautomotive aftermarket components.•Mr.Cramton served from 2011 to 2012 as Chief Executive Ocerof Revstone Industries, a major supplier of highly engineeredautomotive components, and from 2007 to 2011 as Managing Director of RHJ International (Ripplewood Holdings), a publicly traded, investment holding company.•Since November2021, he has served as a Director of ApeironCapital Investment Corp., a newly formed publicly traded company focused on business combination transactions in the ﬁnancial services, media, wealth-advisory, and asset management industries, and serves as the Chair of its Audit Committee.•Mr.Cramton has served on various other company boards, bothpublic and private, and worked in numerous management positions during a 20-year career at Ford Motor Company. RANDY A. FOUTCH LEADDIRECTORAge 71COMMITTEESHumanResourcesNominating andCorporate Governance (C) Director since 2007EDUCATIONMr.Foutch holds a Bachelor ofScience degree in Geology from the University of Texas, Austin, and a Master of Science degree in Petroleum Engineering from the University of Houston.KEY QUALIFICATIONS ANDEXPERTISEAs a result of Mr.Foutch’s serviceas a chief executive ocer and in other executive positions and as a director of several oil and gas exploration and development companies, the Board believes that he provides valuable business, leadership,and management experience and insights into many aspects of the oil, natural gas and contract drilling industries. The Board believes Mr.Foutch’s background provides the necessary expertise to serve as Chairman of the Nominating and Corporate Governance Committee of the Board and as the Company’s Lead Director.CAREER HIGHLIGHTS•In 2006, Mr.Foutch founded Laredo Petroleum, Inc., a publiclytraded, Mid-Continent focused oil and natural gas exploration andproduction company, where he served as Chief Executive Ocer from 2006 to 2019 and as a Director and Chairman of the Board until May2020.•He founded and served in executive roles with Colt ResourcesCorp., Latigo Petroleum, Inc., and Lariat Petroleum, Inc. prior to their sales.•He served as a Director of Bill Barrett Corporation from 2006 to2011, MacroSolve, Inc. from 2006 to 2008,and Cheniere Energy, Inc. from 2013 to 2015.•In 2020, Mr.Foutch founded RAF Consulting, which providesprofessional consulting services to several companies.•Mr.Foutch is an advisor to the energy group at Warburg Pincus,Pattern Computer, and a large family group.•He has served as an independent Director of Galileo Holdco 1Limited since July2022 and also serves on several nonproﬁt boards.•Mr.Foutch has received an EY Entrepreneur of the Year Award in2012, a Distinguished Graduate Award by Leadership Oklahomain 2011,and the American Association of Petroleum Geologists’ Public Service Award.•He is an active member of the National Association of CorporateDirectors and is Directorship Certiﬁed®. 222023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 12CHKSUM Content: 24128 Layout: 22075 Graphics: 58793 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps, R_FOUTCH_4c_med_photo.eps, K_CRAMTON_4c_med_photo.eps V1.5

CAREER HIGHLIGHTS•Mr.Helmerich has been a Director of the Company since 1987.•He served as Chief Executive Ocer of the Company from 1989to 2014 and President from 1987 to 2012.•Mr.Helmerich has served as a Director of Coterra Energy Inc.(formerly known as Cabot Oil& Gas Corporation), a publiclytraded energy exploration company, since October2021.•He served as a Director of Cimarex Energy Co., a publicly-tradedenergy exploration and production company, from 2002 toOctober2021, when it merged with Coterra Energy Inc.•Mr.Helmerich was a Trustee of The Northwestern Mutual LifeInsurance Company from 2006 to May2020.•He was a Director of Atwood Oceanics, Inc. from 1989 to 2017. JOHN W. LINDSAY DIRECTOR,CHIEF EXECUTIVE OFFICER AND PRESIDENT, HELMERICH& PAYNE, INC.Age 62COMMITTEESNone Chief Executive Ocersince 2014 President since 2012EDUCATIONMr.Lindsay holds a Bachelor ofScience degree in Petroleum Engineering from the University of Tulsa.KEY QUALIFICATIONS ANDEXPERTISEThe Board believes that Mr.Lindsaybrings to the Board and the Company signiﬁcant knowledge and experience in the contract drilling industry. He provides a management representative on the Board with extensive knowledge of our day-to-day operations which facilitates the Board’s oversight of management’s strategy, planning, and performance.CAREER HIGHLIGHTS•Mr.Lindsay has been President of the Company since 2012 andChief Executive Ocer of the Company since 2014.•He has been a Director of the Company since 2012.•Mr.Lindsay joined the Company in 1987 and has served invarious positions, including Vice President, U.S. Land Operationsfrom 1997 to 2006, Executive Vice President, U.S. and International Operations of Helmerich& Payne International Drilling Co., from 2006 to 2010, Executive Vice President and Chief Operating Ocer of the Company from 2010 to 2012, and President and Chief Operating Ocer of the Company from 2012 to 2014.•Mr.Lindsay has served as a Director of Arcosa, Inc., a publiclytraded company, since 2018. HANS HELMERICH CHAIRMAN OFTHE BOARD OF DIRECTORSAge 64COMMITTEESNone Chairman of the Boardsince 2012EDUCATIONMr.Helmerich is a graduate ofDartmouth College and completed the Harvard Business School Program for Management Development.KEY QUALIFICATIONS ANDEXPERTISEThe Board believes thatMr.Helmerich brings to the Board in-depth experience as a business executive in the contract drilling industry. For over 25 years, Mr.Helmerich provided continuity of leadership and strategic vision which resulted in the Company’s signiﬁcant growth and outstanding performance. 232023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 13CHKSUM Content: 28649 Layout: 43166 Graphics: 38450 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps, H_HELMERICH_4c_photo.eps, john_lindsay_4c_med_photo.eps V1.5

CAREER HIGHLIGHTS•Mr.Mas has served as the Chief Executive Ocer of MasTec,Inc., a leading infrastructure construction company operatingprimarily throughout North America across a range of industries, since April2007.•He joined MasTec, Inc. in 1992 and has been a member ofMasTec, Inc.’s Board of Directors since 2001.•MasTec, Inc.’s primary activities include the engineering, building,installation, maintenance and upgrade of energy, utility, and communications infrastructure.•He previously served on the Boards of Nef Rental for six years,the United States Hispanic Chamber of Commerce for threeyears, and American Virtual Cloud Technologies, Inc. (formally known as Pensare Acquisition Corp.) from 2017 to 2020.•Mr.Mas was awarded the Ernst& Young National Entrepreneur oftheYear award in 2011 and in 2012. THOMAS A. PETRIE DIRECTORAge 77COMMITTEESHumanResources (C)Nominating andCorporate Governance Director since 2012EDUCATIONMr.Petrie holds a Bachelor ofScience degree from the United States Military Academy at West Point and a Master of Science degree in Business Administration from Boston University.KEY QUALIFICATIONS ANDEXPERTISEThe Board believes that Mr.Petrie’ssigniﬁcant ﬁnancial and energy industry experience enables him to provide valuable input and guidance into many aspects of the oil and gas industry.CAREER HIGHLIGHTS•Mr.Petrie has served as the Chairman of Petrie Partners, LLC, aDenver-based investment banking ﬁrm that ofers ﬁnancialadvisory services to the oil and gas industry, since 2012.•In 1989, he co-founded Petrie Parkman& Co. and served as itsChairman and Chief Executive Ocer from 1989 to 2006.•Mr.Petrie served as a Vice Chairman of Merrill Lynch followingthe merger of Petrie Parkman& Co. with Merrill Lynch in 2006 until 2009.•Mr.Petrie also served until 2012 as Vice Chairman of Bank ofAmerica following Bank of America’s acquisition of Merrill Lynch in 2009.•Mr.Petrie has been an active advisor on more than $250 billion ofenergy-related mergers and acquisitions. JOSÉ R. MAS DIRECTORAge 51COMMITTEESHumanResourcesNominating andCorporate Governance Director since 2017EDUCATIONMr.Mas holds a Bachelor ofBusiness Administration and a Master of Business Administration from the University of Miami.KEY QUALIFICATIONS ANDEXPERTISEAs a result of his service as a chiefexecutive ocer and Director of a publicly-traded corporation, the Board believes that Mr.Mas provides the Board and the Company with meaningful knowledge and perspective on a wide variety of matters. 242023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 14CHKSUM Content: 59451 Layout: 62044 Graphics: 62078 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps, joser_mas_med_fpo_4c_pht.eps, petrie_thomas_new_4c_photo.eps V1.5

CAREER HIGHLIGHTS•A 34-year employee of Hunt Oil and Hunt Consolidated, a privateinternational company with interests in oil and gas exploration andproduction, reﬁning, real estate development, private equity investments and ranching, Mr.Robillard served as Executive Vice President, Chief Financial Ocer and Chief Risk Ocer of Hunt Consolidated, as well as a Director of both companies, from 2015 until his retirement in January2017.•In June2020, Mr.Robillard joined the Board of RRH Corporation,the holding company for all Hunt subsidiaries.•Prior to 2015, Mr.Robillard served as a ﬁnancial ocer of HuntConsolidated, Inc. and/or its subsidiaries since 1992.•He was also CEO and Chairman of ES Xplore, LLC, a directhydrocarbon indicator company, from early 2016 until September1, 2017, when the company successfully transitioned to a new CEO and a new Chairman.•In 2018, Mr.Robillard formed Robillard Consulting, LLC, an oil andgas advisory ﬁrm.•He has also served as a Director of publicly-traded CheniereEnergy, Inc. since 2014 and as Chair of its Audit Committee since2015.•Mr.Robillard has served as an independent Director of GalileoHoldco 1 Limited since October2020.•Mr.Robillard is a Certiﬁed Public Accountant and an activemember of both Financial Executives International, where he has served as a national director, and the National Association of Corporate Directors and is Directorship Certiﬁed®.•He also serves as a Director on the Advisory Board of TheInstitute for Excellence in Corporate Governance at the University of Texas at Dallas. DONALD F. ROBILLARD, JR. DIRECTORAge 71COMMITTEESAudit (C)Nominating andCorporate Governance Director since 2012EDUCATIONMr.Robillard holds a Bachelor ofBusiness Administration from the University of Texas, Austin.KEY QUALIFICATIONS ANDEXPERTISEAs a result of his service as a chiefﬁnancial ocer at a major corporation directing the treasury, ﬁnance, planning, insurance, risk, and accounting functions, the Board believes that Mr.Robillard brings to the Board large company leadership, ﬁnancial expertise, and experience in the oil and gas industry. The Board believes that Mr.Robillard’s background provides the necessary expertise to serve as the Chairman of the Audit Committee of the Board.CAREER HIGHLIGHTS•From 1999 until his retirement in 2004, Mr.Zeglis served as ChiefExecutive Ocer and Chairman of the Board of AT&T WirelessServices, Inc.•He served as President of AT&T Corporation fromDecember1997 to July2001, Vice Chairman from June1997 to November1997, General Counsel and Senior Executive Vice President from 1996 to 1997, and Senior Vice President and General Counsel from 1986 to 1996.•Mr.Zeglis has been a Director of The Duchossois Groupsince2010.•He has previously served on the boards of numerous other publicand private companies. JOHN D. ZEGLIS DIRECTORAge 75COMMITTEESAuditNominating andCorporate Governance Director since 1989EDUCATIONMr.Zeglis holds a Bachelor ofScience in Finance degree from the University of Illinois and a Juris Doctor from Harvard Law School.KEY QUALIFICATIONS ANDEXPERTISEThrough his past service as a chiefexecutive ocer at a major corporation and service as a Director of large, publicly-traded multi-national corporations, Mr.Zeglis brings to the Board large company leadership, expertise and experience in many areas including corporate governance, and general business and ﬁnancial strategic oversight. The Board believes Mr.Zeglis provides signiﬁcant insight and guidance to the Board and the Company. 252023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 15CHKSUM Content: 10161 Layout: 31923 Graphics: 16353 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps, zeglis_john_med_4c_pht.eps, robillard_donald_med_4c_pht.eps V1.5

Transactions with Related Persons, Promoters, and Certain Control Persons The Company has adopted written Related Person Transaction Policies and Procedures. The Audit Committee isresponsible for applying such policies and procedures. The Audit Committee reviews all transactions, arrangements, or relationships in which the aggregate amount involved will or may be expected to exceed $120,000 in any ﬁscal year, the Company is a participant, and any related person has or will have a direct or indirect material interest. In general, a related person is any Company executive ocer, Director, or nominee for election as a Director, any greater than ﬁve percent beneﬁcial owner of our common stock, and immediate family members of any of the foregoing.The Audit Committee applies the applicable policies and procedures by reviewing the material facts of allinterested transactions that require the Audit Committee’s approval and either approves or disapproves of the entry into the interested transaction, subject to the exceptions described below. Any member of the Audit Committee who is a related person with respect to a transaction under review may not vote with respect to the approval of the transaction. In determining whether to approve or ratify an interested transaction, the Audit Committee takes into account, among other factors it deems appropriate, the nature of the related person’s interest in the interested transaction, the material terms of the interested transaction including whether the interested transaction is on terms no less favorable than terms generally available to an unaliated third party under the same or similar circumstances, the materiality of the related person’s direct or indirect interest in the interested transaction, the materiality of the interested transaction to us, the impact of the interested transaction on the related person’s independence (as deﬁned in our Corporate Governance Guidelines and the NYSE listing standards), and the actual or apparent conﬂict of interest of the related person participating in the transaction (as contemplated under our Code of Business Conduct and Ethics). The following transactions are deemed to be pre-approved under the applicable policies and procedures:(i)Director and executive ocer compensation otherwise required to be disclosed in our proxy statement, (ii)transactions where all of our stockholders receive proportional beneﬁts, (iii)certain banking-related services, and (iv)transactions available to our employees generally.There are no related person transactions required to be reported in this proxy statement.Our Risk Management Program and the Board’s Role in Risk Oversight The Board and its committees have direct oversight of the risk management functions of the Company. We maintain an enterprise risk management program designed to identify, monitor, assess, and mitigate signiﬁcant risks facing the Company.Board of DirectorsAt each regular meeting, the Board reviews the Company’s ﬁnancial condition and results of operations, hears reports concerning factors that could afect the business in the future, and receives a report on the Company’s most signiﬁcant risks. The Board annually approves a capital budget, with subsequent approval required for any signiﬁcant variations. In addition, the Board receives information from management concerning operations, safety, legal, regulatory, insurance, ﬁnance, strategy, environmental, social, and governance matters, as well as information regarding any material risks associated with each of the foregoing. The full Board (or the appropriate Board committee, if the Board committee is responsible for the oversight of the matter) receives this information through updates from the appropriate members of management to enable it to understand and monitor the Company’s risk management practices. When a Board committee receives an update, the chairperson of the relevant Board committee reports on the discussion to the full Board at the next Board meeting. This enables the 262023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 16CHKSUM Content: 32814 Layout: 61152 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

Board and the Board committees to coordinate their oversight of risks facing the Company. The Board overseesour sustainability initiatives, with aspects of such oversight formally integrated into Board meetings, with its committees focusing on certain aspects of sustainability related to their functions.Human Resources CommitteeConsulting with its compensation consultant and with management, the Human Resources Committee establishes performance goals for the Company’s various compensation plans. These performance goals are intended to drive behavior that does not encourage or result in any material risk of adverse consequences to the Company and/or its stockholders. Further information concerning the Human Resource Committee’s role in risk management in connection with executive compensation can be found below in “Compensation Risk Assessment.”Nominating and Corporate Governance CommitteeThe Nominating and Corporate Governance Committee also has a role in risk oversight for the Company, including, but not limited to,overseeing managementsuccession planning and assessing corporate governance on a periodic basis. The Nominating and Corporate Governance Committee is also responsible for Director succession planning, which includes eforts to mitigate risks associated with the loss of expertise and leadership at the Board level.Audit CommitteeThe Audit Committee plays a signiﬁcant role in oversight of risks associated with the Company’s ﬁnancial performance, internal and external audit functions, legal and tax contingencies, cybersecurity, physical security, and other exposures. We have dedicated teams to address cybersecurity threats, including an incident and response team, a security operations team, and a cybersecurity architect responsible for overall strategy; the Audit Committee receives an update on cybersecurity matters quarterly. The Company’s independent auditors, Chief Financial Ocer, Chief Legal and Compliance Ocer, Chief Accounting Ocer, Vice President of Internal Audit, General Counsel, Senior Vice President of Information Technologies and Engineering, Director of IT Governance and Response, Director of Risk Management and Insurance, Senior Manager of Compliance, Director of Global Security, and Tax Director report to the Audit Committee at each regular quarterly meeting. The Audit Committee reviews and approves the annual internal audit plan and also receives reports on all internal audits. The Audit Committee also reviews and discusses with management the Company’s processes and policies with respect to risk assessment and risk management, including the Company’s enterprise risk management program.Enterprise Risk Management ProgramOur enterprise risk management program is designed to identify and monitor risks to the Company, assess the Company’s risk mitigation plans, and consult on further measures that can be taken to address new and existing risks. Our Enterprise Risk Management Committee, which meets quarterly, is comprised of our executive ocers, Senior Vice President of Information Technologies and Engineering, and Vice President of Internal Audit. Our Risk Management and Insurance Department is responsible for the implementation of our enterprise risk management program and maintains a register of risks and initiates reviews and assessments. The Director of Risk Management and Insurance reports to the Audit Committee and full Board quarterly.Compensation Risk Assessment Management regularly reviews the Company’s compensation programs and practices applicable to all employees, including executive ocers, in order to assess the risks presented by such programs and practices. This review includes analyzing the likelihood and magnitude of potential risks, focusing on program elements such as pay mix and amount, performance metrics and goals, the balance between annual and long-term incentives, the terms of equity and bonus awards, and change-in-control arrangements. The review also takes into account mitigating features embedded in our compensation programs and practices such as capped payout levels for both annual bonuses and performance-based equity grants under the Company’s equity compensation plan, the use of individual performance objectives to increase or decrease bonus payouts, stock ownership guidelines aligning the 272023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 17CHKSUM Content: 61333 Layout: 59524 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5 interests of our named executive ocers (as deﬁned herein) with stockholders, claw-back provisions contained inequity compensation plan award and other agreements, the use of multiple performance measures, and multi-year vesting schedules for equity awards.The ﬁndings of this risk assessment are discussed with the Human Resources Committee. Based on theassessment, we have determined that our compensation programs and practices applicable to all employees, including our named executive ocers, are aligned with the interests of stockholders, appropriately reward pay for performance, and are not reasonably likely to have a material adverse efect on the Company.Communication with the Board The Board has established several means for employees, stockholders, and other interested persons to communicate their concerns to the Board, including our Lead Director or non-management directors as a group. If the concern relates to our ﬁnancial statements, accounting practices, or internal controls, the concern may be submitted in writing to the Chairperson of the Audit Committee in care of our Corporate Secretary at our headquarters address. If the concern relates to our governance practices, business ethics, or corporate conduct, the concern may be submitted in writing to the Lead Director and/or the Chairperson of the Nominating and Corporate Governance Committee in care of our Corporate Secretary at our headquarters address. If the concern is intended for the non-management presiding Director or the non-management Directors as a group, the concern may be submitted in writing to such presiding Director or group in care of our Corporate Secretary at our headquarters address. If the employee, stockholder, or other interested person has an unrelated concern or is unsure as to which category his or her concern relates, he or she may submit it in writing to the Board or any one of the Directors in care of our Corporate Secretary at our headquarters address. Our headquarters address is: Each communication intended for any management or non-management Director(s) or for the entire Board and received by the Corporate Secretary that is related to our operations will be promptly forwarded to the speciﬁed party.Governance Documents At the Annual Meeting, 10 Directors are to be elected for terms of one year each. All incumbent Directors, except Mr.Rust and Ms.VanDeWeghe, are standing for re-election. All nominees have agreed to be named in this proxy statement and have indicated a readiness to continue to serve if elected. The NCG Committee has determined that each of the nominees qualiﬁes for election under its criteria for evaluation of directors and has recommended that each of the candidates be nominated for election. If any nominee becomes unable to serve prior to the Annual Meeting, shares represented by proxy may be voted for a substitute designated by the Board of Directors, unless a contrary instruction is noted on the proxy. The Board of Directors has no reason to believe that any of the nominees will become unavailable. As detailed under “Additional Information Concerning the Board of Directors— Director Independence” below, the Board of Directors has armatively determined that each of the nominees, other than Messrs.Helmerich and Lindsay, qualiﬁes as “independent” as that term is deﬁned under the rules of the NYSE and the SEC, as well as our Corporate Governance Guidelines. Helmerich& Payne, Inc.1437 South Boulder Avenue Suite1400 Tulsa, Oklahoma 74119 282023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 18CHKSUM Content: 29339 Layout: 14967 Graphics: 20382 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps, Email_4c_icon.eps V1.5

D irector Compensation in Fiscal 2022 For Fiscal 2022, the non-employee directors received the following compensation: Quarterly RetainerRole ($) Chairman of the Board (Mr.Helmerich) 37,500 Each Other Non-Employee Director 25,000 Lead Director 6,250 Audit Committee Chair 7,500 Human Resources Committee Chair 3,750 Nominating and Corporate Governance Committee Chair 3,750 Each Member of the Audit Committee 1,250 Intended Value on the Date of GrantNon-Employee Director Annual Restricted Stock Grant ($) Chairman of the Board 270,000 Other Non-Employee Directors 180,000Non-employee Director compensation was reviewed during ﬁscal 2022, and the following adjustments were madeto committee chair retainers: increase from $3,750 to $7,500 for the Audit Committee Chair; increase from $2,500 to $3,750 for the Human Resources Committee Chair; and increase from $2,500 to $3,750 for the Nominating and Corporate Governance Committee Chairefective March 3, 2022.These increases were approved by the Board in connection with the Human Resource Committee’s review of peer director compensation practices in order to remain market competitive and properly compensate Board committee chairs for the time and energy required of their respective roles.All non-employee Directors are also reimbursed for expenses incurred in connection with attending Board meetingsand Board committee meetings. Directors who are also employees do not receive additional compensation for serving on the Board. Restricted stock is the sole form of stock-based compensation awarded to Directors.Director Deferred Compensation Plan All non-employee Directors may participate in our Director Deferred Compensation Plan (the “Director Plan ”), underwhich each Director may defer all or a portion of his or her cash and stock compensation. Participating Directors may direct deferred cash compensation into an interest investment alternative (which accrues at a rate equal to prime plus one percent) or a stock unit investment alternative (under which the Director’s account is credited with a number of stock units determined by dividing the Director’s deferred compensation amount by the fair market value of one share of our common stock on the deferral date, and which stock units then increase or decrease in value based on changes in our stock price and dividends paid on our common stock). Deferred stock compensation must be deferred into the stock unit investment alternative. Subject to limited emergency withdrawals and distributions upon a change-in-control event, all distributions from the Director Plan are made in cash upon the Director’s separation from service. 292023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 19CHKSUM Content: 44413 Layout: 59524 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

Director Compensation Table The following table shows the compensation of the members of the Board who served at any time during ﬁscal2022, other than Mr. Lindsay, whose compensation as a named executive ocer is set forth in the Summary Compensation Table. Fees Earned or Paid in Stock All Other Cash(1) Awards(2) Compensation(3) TotalName ($) ($) ($) ($) Delaney M. Bellinger 105,000 179,996 5,517 290,513 Belgacem Chariag 100,000 179,996 5,100 285,096 Kevin G. Cramton 105,000 179,996 5,517 290,513 Randy A. Foutch 138,750 179,996 5,517 324,263 Hans Helmerich 150,000 269,975 8,276 428,251 José R. Mas 100,000 179,996 5,517 285,513 Thomas A. Petrie 113,750 179,996 5,517 299,263 Donald F. Robillard, Jr. 131,250 179,996 5,517 316,763 Edward B. Rust, Jr. 105,000 179,996 5,517 290,513 Mary M. VanDeWeghe 100,000 179,996 5,517 285,513 John D. Zeglis 105,000 179,996 5,517 290,513(1)Regular cash retainers, committee chair fees and lead director fees are paid quarterly in March, June, September,and December.(2)Includes restricted stock and restricted stock deferred to stock units under our Director Plan. The amounts included in this columnrepresent the aggregate grant date fair value of restricted stock determined pursuant to Financial Accounting Standards Board (“FASB ”)Accounting Standards Codiﬁcation (“ASC ”) Topic 718. For additional information, including valuation assumptions with respect to thegrants, refer to note 11, “Stock-Based Compensation,” to our audited ﬁnancial statements for the ﬁscal year ended September30, 2022,included in our Annual Report on Form 10-K ﬁled with the SEC on November17, 2022 (the “2022 Form 10-K ”).(3)Amounts in this column are dividends on restricted stock and dividends credited on stock units under the Director Plan and do not includeany perquisites and other personal beneﬁts, the aggregate amount of which with respect to any Director, does not exceed $10,000.O utstanding Equity Awards At Fiscal 2022 Year-End (Directors) The following table provides information on the aggregate number of unvested stock awards and unexercisedoption awards outstanding for each non-employee Director as of September30, 2022. Aggregate Stock Awards Aggregate Option Awards Outstanding as of September30, Outstanding as of September30, Name 2022(#)(1) 2022(#)(2) Delaney M. Bellinger 4,733(3) 2,926 Belgacem Chariag 4,733(4) — Kevin G. Cramton 4,733(4) 12,613 Randy A. Foutch 4,733(4) 41,737 Hans Helmerich 7,099(4) 131,860 José R. Mas 4,733(4) 12,613 Thomas A. Petrie 4,733(4) 41,737 Donald F. Robillard, Jr. 4,733(3) 40,159 Edward B. Rust, Jr. 4,733(4) 41,737 Mary M. VanDeWeghe 4,733(3) — John D. Zeglis 4,733(4) 41,737(1)Represents shares of restricted stock or stock units deferred pursuant to the Director Plan, which were granted on March2, 2022,andvest on the one-year anniversary of the grant date.(2)No stock options were awarded in ﬁscal 2022,and no Director holds unvested and unexercisable stock option awards.(3)Represents stock units deferred pursuant to the Director Plan. (4)Represents restricted stock. 302023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 20CHKSUM Content: 7010 Layout: 4278 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

PROPOSAL 1ELECTION OF DIRECTORSAt the Annual Meeting, 10 Directors are to be elected for terms ofone year each. Both Mr.Rust and Ms.VanDeWeghe will not stand for reelection as Directors of the Company at the Annual Meeting. Accordingly, both Mr.Rust and Ms.VanDeWeghe are not included as nominees for election at the Annual Meeting and their current terms as Directors will expire at the Annual Meeting. Efective as of the Annual Meeting, our authorized number of directors will be reduced to 10. All incumbent Directors, except Mr.Rust and Ms.VanDeWeghe, are standing for re-election. All nominees have agreed to be named in this proxy statement and have indicated a readiness to continue to serve if elected. The NCG Committee has determined that each of the nominees qualiﬁes for election under its criteria for evaluation of directors and has recommended that each of the candidates be nominated for election. If any nominee becomes unable to serve prior to the Annual Meeting, shares represented by proxy may be voted for a substitute designated by the Board of Directors, unless a contrary instruction is noted on the proxy. The Board of Directors has no reason to believe that any of the nominees will become unavailable. As detailed under “Additional Information Concerning the Board of Directors—Director Independence” below, the Board of Directors has armatively determined that each of the nominees, other than Messrs.Helmerich and Lindsay, qualiﬁes as “independent” as that term is deﬁned under the rules of the NYSE and the SEC, as well as our Corporate Governance Guidelines. BoardRecommendationThe Boardunanimously recommends a vote FOR each of the persons nominated by the Board. 312023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.da | Sequence: 21CHKSUM Content: 47302 Layout: 3536 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

PROPOSAL 2RATIFICATION OF APPOINTMENT OFINDEPENDENT AUDITORSThe Audit Committee has appointed the ﬁrm of Ernst& Young LLPas the independent registered public accounting ﬁrm (“independent auditors ”) to audit our ﬁnancial statements for ﬁscal 2023. A proposalwill be presented at the Annual Meeting asking the stockholders to ratify this appointment. The ﬁrm of Ernst& Young LLP has served us in this capacity since 1994.Representatives of Ernst& Young LLP will be present at the AnnualMeeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions. If stockholders do not ratify the appointment of Ernst& Young LLP as the independent auditors to audit our ﬁnancial statements for ﬁscal 2023, the Audit Committee will consider the voting results and evaluate whether to select a diferent independent auditor.Although ratiﬁcation is not required by Delaware law, our Certiﬁcateof Incorporation,or our By-laws, we are submitting the selection of Ernst& Young LLP to our stockholders for ratiﬁcation as a matter of good corporate governance. Even if the selection of Ernst& Young LLP is ratiﬁed, the Audit Committee may select diferent independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. BoardRecommendationThe Boardunanimously recommends a vote FOR the ratiﬁcation of Ernst& Young LLP as our independent auditors for ﬁscal 2023. 322023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 1CHKSUM Content: 10170 Layout: 35465 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

Audit FeesThe following table sets forth the aggregate fees and costs paid to Ernst& Young LLP during the last two ﬁscalyears for professional services rendered to us: Years Ended September30, 2022 2021 Audit Fees(1) $2,240,294 $2,220,645 Audit-Related Fees(2) 266,715 79,100 Tax Fees(3) 219,879 230,192 All Other Fees — — Total $2,726,888 $2,529,937(1)Includes fees for services related to the annual audit of the consolidated ﬁnancial statements for the years ended September30, 2022and 2021 and the reviews of the ﬁnancial statements included in the Company’s Form 10-Q reports, required domestic and internationalstatutory audits and attestation reports, and the auditor’s report for internal control over ﬁnancial reporting under Section404 of the Sarbanes-Oxley Act of 2022.(2)Includes fees for services related to the audits of our Employee Retirement Plan, 401(k)/Thrift Plan, Employee Beneﬁt Program, andMaintenance Costs of Common Area Facilities for a wholly-owned subsidiary and, with respect to ﬁscal 2022, the review of and limited assurance over select data and metrics in our Annual Sustainability Report.(3)Includes fees for services rendered for tax compliance, tax advice, and tax planning, including expatriate tax services.The Audit Committee reviews and pre-approves audit and non-audit services performed by our independentregistered public accounting ﬁrm as well as the fee charged for such services. Pre-approval is generally provided for up to one year, is detailed as to the particular service or category of service, and is subject to a speciﬁc budget. The Audit Committee may also pre-approvespeciﬁcservices on a case-by-case basis. The Audit Committee may delegate pre-approval authority for such services to one or more of its members, whose decisions are then presented to the full Audit Committee at its next scheduled meeting. For ﬁscal years 2021 and 2022, all of the audit and non-audit services provided by our independent registered public accounting ﬁrm were pre-approved by the Audit Committee in accordance with the Audit Committee Charter. In its review of all non-audit service fees, the Audit Committee considers, among other things, the possible efect of such services on the auditor’s independence. 332023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 2CHKSUM Content: 29719 Layout: 59524 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

AUDIT COMMITTEE REPORT The Audit Committee of the Board of Directors is composed of ﬁve Directors and operates under a written charteradopted by the Board of Directors. All members of the Audit Committee meet the independence standards set forth in our Corporate Governance Guidelines as well as the listing standards of the NYSE and the applicable rules of the SEC. Three members of the Audit Committee meet the “audit committee ﬁnancial expert” requirements under applicable SEC rules. The Audit Committee charter is available on our website at www.helmerichpayne.com/ corporate-governance-information. The Audit Committee reviews the adequacy of and compliance with such charter annually.The Company’s management is responsible for, among other things, preparing our consolidated ﬁnancialstatements in accordance with accounting principles generally accepted in the United States of America (“GAAP ”),establishing and maintaining internal controls over ﬁnancial reporting and evaluating the efectiveness of such internal controls over ﬁnancial reporting. Our independent registered public accounting ﬁrm is responsible for (i)auditing the Company’s consolidated ﬁnancial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB ”) and for expressing an opinion on the conformity of the ﬁnancialstatements with GAAP and (ii)auditing our internal controls over ﬁnancial reporting in accordance with such standards and for expressing an opinion as to the efectiveness of those controls.The Audit Committee assists the Board of Directors in fulﬁlling its responsibility to oversee management’simplementation of our ﬁnancial reporting process and the audits of our consolidated ﬁnancial statements and our internal controls over ﬁnancial reporting. In this regard, the Audit Committee meets periodically with management, our internal auditor, and our independent registered public accounting ﬁrm. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting ﬁrm. As part of fulﬁlling this responsibility, the Audit Committee engages in an annual evaluation of, among other things, our independent registered public accounting ﬁrm’s qualiﬁcations, competence, integrity, expertise, performance, independence, and communications with the Audit Committee, and whether our independent registered public accounting ﬁrm should be retained for the upcoming year’s audit. The Audit Committee discusses with the Company’s internal auditor and our independent registered public accounting ﬁrm the overall scope and plans for their respective audits. The Audit Committee meets with the Company’s internal auditor and our independent registered public accounting ﬁrm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s ﬁnancial reporting. The Audit Committee reviews signiﬁcant audit ﬁndings together with management’s responses thereto. The Audit Committee performs other activities throughout the year, in accordance with the responsibilities of the Audit Committee speciﬁed in the Audit Committee charter.In its oversight role, the Audit Committee reviewed and discussed our audited consolidated ﬁnancial statementsand our internal controls over ﬁnancial reporting with management and with Ernst& Young LLP (“EY ”), ourindependent registered public accounting ﬁrm for ﬁscal year 2022. Management and EY indicated that our consolidated ﬁnancial statements as of and for the year ended September30, 2022 were fairly stated in accordance with GAAP and that our internal controls over ﬁnancial reporting were efective as of September30, 2022. The Audit Committee discussed with EY and management the signiﬁcant accounting policies used and signiﬁcant estimates made by management in the preparation of our audited consolidated ﬁnancial statements, and the overall quality, not just the acceptability, of our consolidated ﬁnancial statements and management’s ﬁnancial reporting process. The Audit Committee and EY also discussed any issues deemed signiﬁcant by EY or the Audit Committee, including critical audit matters addressed during the audit and the matters required to be discussed by the applicable requirements of the PCAOB, the rules of the SEC, and other applicable regulations.EY has provided to the Audit Committee written disclosures and the letter required by applicable requirements ofthe PCAOB regarding the independent registered public accounting ﬁrm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with EY the ﬁrm’s independence. The Audit Committee also concluded that EY’s provision of other permitted non-audit services to us and our related entities is compatible with EY’s independence. 342023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. 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Based on its review of the audited ﬁnancial statements and the various discussions noted above, the AuditCommittee recommended to our Board that the audited ﬁnancial statements be included in our Annual Report on Form 10-K for our ﬁscal year ended September30, 2022, ﬁled with the SEC. Submitted by the Audit Committee Donald F. Robillard, Jr., Chairman Delaney M. Bellinger Kevin G. Cramton Edward B. Rust, Jr. John D. Zeglis 352023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 4CHKSUM Content: 32081 Layout: 59524 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

EXECUTIVE OFFICERS

The following table sets forth the names and ages of our executive officers, together with the positions and offices held by such executive officers with the Company. Except as noted below, all positions and offices held are with the Company. Officers are elected to serve until the meeting of the Board of Directors following the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.



NEO

JOHN W. LINDSAY
62
President and Chief Executive Officer
since March 2014
Director
since September 2012

Prior Positions

- President and Chief Operating Officer from September 2012 to March 2014
- Executive Vice President and Chief Operating Officer from 2010 to September 2012
- Executive Vice President, U.S. and International Operations of Helmerich & Payne International Drilling Co. from 2006 to September 2012
- Vice President of U.S. Land Operations of Helmerich & Payne International Drilling Co. from 1997 to 2006



NEO

MARK W. SMITH
52
Senior Vice President and Chief Financial Officer
since December 2019

Prior Positions

- Vice President and Chief Financial Officer from June 2018 to December 2019
- Chief Financial Officer Designate from May 2018 to June 2018
- Senior Vice President and Chief Financial Officer of Atwood Oceanics, Inc., an offshore drilling company, from June 2015 to October 2017
- Vice President, Chief Accounting Officer of Atwood Oceanics, Inc. from May 2014 to June 2015
- Vice President, Corporate Services of Atwood Oceanics, Inc. from 2011 to May 2014

36 2023 Proxy Statement

NEO CARA M. HAIR46 Senior Vice President, Corporate Services and Chief Legal and Compliance Ocer since December2020 Prior Positions•Vice President, Corporate Services and Chief Legaland Compliance Ocer from August2017 toDecember2020•Vice President, General Counsel and Chief ComplianceOcer from March2015 to August2017•Deputy General Counsel from June2014 toMarch2015•Senior Attorney from January2013 to June2014•Attorney from 2006 to January2013 NEO JOHN R. BELL52 Senior Vice President, International and Ofshore Operations of Helmerich& Payne International Holdings since December2020 Prior Positions•Vice President, International and Ofshore Operationsof Helmerich and Payne International Holdings, fromAugust2017 to December2020•Vice President, Corporate Services from January2015to August2017•Vice President of Human Resources from March2012to January2015•Director of Human Resources from 2002 to March2012 RAYMOND JOHN(“TREY”) ADAMS III 37 Senior Vice President of Digital Operations, Sales,& Marketing since December2020 Prior Positions•Vice President of Digital Operations, Sales,&Marketing of Helmerich& Payne Technologies fromSeptember2020 to December2020•Vice President of Helmerich& Payne Technologies,LLCfrom July2018 to September2020•Integration Manager of Motive Drilling Technologies,Inc. and Magnetic Variation Services, subsidiaries of the Company, from June2017 to June2018•District Manager of Helmerich& Payne InternationalDrilling Co., from 2015 to June2017 NEO MICHAEL P. LENNOX42 Senior Vice President, U.S. Land Operations of Helmerich& Payne International Drilling Co. since December2020 Prior Positions•Vice President, U.S. Land Operations of Helmerich&Payne International Drilling Co. from August2017 toDecember2020•District Manager of Helmerich& Payne InternationalDrilling Co. from 2012 to August2017 372023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 6CHKSUM Content: 13031 Layout: 2445 Graphics: 45798 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps, michael_lennox_4c_med_photo.eps, raymond_john_4c_med_photo.eps, john_r_bell_4c_med_photo.eps, cara_hair_4c_med_photo.eps V1.5

COMPENSATION COMMITTEE REPORT The Human Resources Committee of the Company has reviewed and discussed with management the followingsection of this proxy statement entitled “Compensation Discussion and Analysis” (“CD&A ”) as required byItem402(b)of Regulation S-K. Based on such review and discussions, the Human Resources Committee recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the ﬁscal year ended September30, 2022. This report is provided by the following Directors, who comprise the Human Resources Committee: Thomas A. Petrie, Chairman Randy A. Foutch Belgacem Chariag José R. Mas Mary M. VanDeWeghe 382023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 7CHKSUM Content: 31253 Layout: 4278 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

COMPENSATION DISCUSSION AND ANALYSIS

What you will find in this CD&A:

Executive Summary	40
We highlight key pay decisions discussed in the CD&A
Executive Compensation Philosophy and Practices	42
We highlight our compensation practices that we believe drive performance as well as practices that we avoid
Compensation Components	43
We outline our 2022 executive compensation program, including base salary, short- and long-term incentive awards, and benefits
Determination of Executive Compensation	43
We describe how the Committee determined 2022 executive compensation
Role of Executive Officers in Compensation	45
We explain management’s involvement in the Committee’s compensation decisions
Role of Compensation Consultant	45
We explain the role of the Committee’s independent compensation consultant
Effect of Stockholder Say-on-Pay Vote on Executive Compensation Decisions	46
We discuss how our Board and the Committee considered the results of the most recent say-on-pay voting results and how it affected their compensation decisions and policies
Elements of Executive Compensation	46
We describe the details of the elements of our executive compensation program
Actions Pertaining to Fiscal 2023 Compensation	54
We highlight key changes to our fiscal 2023 compensation program
Clawback Rights	55
We describe policies addressing recoupment of compensation
Executive Officer and Director Stock Ownership Guidelines	56
We describe our stock ownership guidelines for our Directors and executive officers
Trading, Hedging, and Pledging Policies	56
We discuss our policies designed to prohibit short-term or speculative transactions in our stock
Potential Payments Upon Change-in-Control or Termination	56
We discuss our philosophy on, and our executives’ rights to, payments of compensation upon a change of control or termination

In this discussion and analysis, we describe our compensation philosophy and program for our named executiveocers (“named executive ocers ” or “NEOs ”) whose compensation is set forth in the Summary CompensationTable and other compensation tables included in this proxy statement. For the year ended September30, 2022, our named executive ocers included the following individuals:Officers Title John W. Lindsay President and Chief Executive Officer Mark W. Smith Senior Vice President and Chief Financial Officer Cara M. Hair Senior Vice President, Corporate Services and Chief Legal and Compliance Officer John R. Bell Senior Vice President, International and Offshore Operations of Drilling Subsidiary Michael P. Lennox Senior Vice President, U.S. Land Operations of Drilling SubsidiaryExecutive SummaryAccess to responsible and ecient energy is fundamental to sustaining and improving the quality of all lives on a global basis. For more than 100 years, H&P has been a trusted partner in the industry. The Company’s longevity results from our commitments to our stockholders, business partners, employees, and the communities in which we operate. We are a leader of the drilling industry through our innovation, the value we bring to customers, and our support of sustainability across our operations. Our customer-centric approach continues to underpin our oferings as we evolve and deliver a wider array of drilling and digital technology solutions.Much of the Company’s success and resilience in a cyclical industry is due to our ability to manage unfavorablecycles and seize opportunities in favorable ones. Most recently, we efectively navigated the sharp market downturn beginning in March2020 which positioned us to capture opportunities in ﬁscal 2021 during the modest recovery in our sector. In ﬁscal 2022, we accelerated the momentum achieved in ﬁscal 2021. For example, in ﬁscal 2022:•we increased our operating revenue 75% year-over-year;•our North American Solutions segment increased its direct margin performance 125% compared to ﬁscal2021(1);•we had 192 rigs under contract on September30, 2022, which represented a 40% increase year-over-year; •we paid ~$107M in dividends and repurchased ~$77M of shares at ~$24/share; •we advanced our strategy to expand internationally, highlighted by our strategic alliance with TamboranResources Limited in Australia and the ﬁnalization of a rig enablement framework agreement with ADNOCDrilling Company PJSC, which provides further opportunity to build on our strategic relationship with this Middle East company and combine our capabilities to deliver exceptional operational performance; and•we progressed our strategy to have a solutions-based role in the energy transition sector, drilling the ﬁrstlateral geothermal well in the U.S.Our ability to drive our momentum from ﬁscal 2021 through ﬁscal 2022 culminated in our October2022 announcement of H&P’s 2023 Supplemental Shareholder Return Plan, which is currently projected to provide nearly $210 million combined in established base and supplemental dividends in ﬁscal 2023.(2)(1)Direct margin is a non-GAAP measure. Please refer to the discussion of non-GAAP ﬁnancial measures and reconciliations to GAAPmeasures beginning on page 52 of our Annual Report on Form 10-K for the year ended September30, 2022.(2)Planned base and supplemental dividends represent our current intention of returning capital to stockholders during ﬁscal year 2023based upon our outlook of market and industry conditions at present, including our current expectations surrounding rig pricing, activitylevels, margins, cash generation, capital expenditures,and other investment opportunities. In determining whether to proceed with the ﬁscal year 2023 base dividends and the supplemental dividends, management and the Board of Directors will continue to review the Company’s ﬁnancial position and performance together with relative market conditions at that time in order for the Board of Directors to determine the amount, timing and approval of any dividend payments. 402023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 9CHKSUM Content: 49565 Layout: 4278 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

Our Human Resources Committee (referred to in this section as the “Committee ”) believes that the ﬁscal 2022compensation of our named executive ocers appropriately reﬂects and rewards their strong values-drivenleadership and is commensurate with our size and performance. The Committee is responsible for establishing and monitoring our executive compensation program. All compensation decisions relating to our CEO, CFO, and the other named executive ocers are made by the Committee. The following pay decisions were made by the Committee with respect to our named executive ocers for ﬁscal 2022:•Base salaries were increased for calendar 2022, after remaining ﬂat in 2021, due to an improvement within our market environment.•For ﬁscal year 2022, we maintained the use of six-month performance periods for certainperformance metrics under our Annual Short-Term Incentive Bonus Plan. For both ﬁscal 2021 and 2022, this method enabled us to more appropriately react to our quickly improving markets by setting higher performance goals during the year than if the performance goals would have been established at the beginning of the year. Based on the improving market conditions and our actual performance during the ﬁrst six-month period, the Committee approved higher performance targets for the April1, 2022 to September30, 2022 ﬁscal period that represented signiﬁcant increases over both the ﬁrst six month targets and our actual ﬁrst six month performance. Our performance relative to the plan for ﬁscal 2022 produced a weighted average payout factor of 127.7%.•The target value of long-term equity incentive awards as a percentage of base salary for our namedexecutive ocers stayed ﬂat from the previous ﬁscal yearas the program was appropriatelycompetitivewith market practice. In December2021, long-term equity incentive awards were granted 50% in the form of performance share units that are earned based on our relativeTSRand 50% in the form of time-vested restricted stock.•Based on the relative ranking of our three-year TSR and one-year TSR for 2022:•144.3%of the performance units granted in December2019 and eligible to be earned based on2022 performance, were actually earned;•200%of the performance units granted in December2019 with a three-year performance periodending December31, 2022, were actually earned;•200%of the performance units granted in November2020 and eligible to be earned based on2022 performance, were actually earned; and•200%of the performance units granted in December2021 and eligible to be earned based on2022 performance, were actually earned; andThe Committee believes that the compensation decisions made and payouts earned for the year illustrate our pay for performance philosophy, appropriately aligning our executives with stockholder interests. 412023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 10CHKSUM Content: 17395 Layout: 59524 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

Executive Compensation Philosophy and PracticesThe following table highlights compensation practices we have implemented because we believe they driveperformance, as well as practices we have avoided because we do not believe they would serve our stockholders’ long-term interests. What We Do What We Do Not Do The primary goals of our executive compensation program are to:•align the interests of our executives with those of our stockholders;•attract, retain, and motivate qualiﬁed executives; and •link our executives’ pay with their performance and execution of the Company’s strategy.PWe pay our named executive ocers based ontheir impact on the Company’s achievement of its ﬁnancial and strategic goals by making a signiﬁcant portion of their target compensation performance-based and at risk.OWe do not have employment contracts with our named executive ocers.POur performance-based compensation varies based on Company performance and the achievement of individual objectives.OWe do not revise performance-based incentives to pay out in the event that the Company falls short of its performance goals.PThe Committee engages in a multi-step compensation setting process for our named executive ocers, including reviewing market and survey data sourced from a peer group of companies, the oil and gas industry, and the market more generally.OWe do not provide tax gross-ups to our named executive ocers.PWe emphasize long-term equity incentives and utilize caps on potential incentive payouts, clawback provisions, reasonable retention strategies, performance targets, and individual performance objectives to mitigate risk in our compensation programs.OWe do not maintain compensation programs that we believe motivate misbehavior or excessive risk-taking by employees.PWe have modest post-employment beneﬁts andhave included double trigger change in control provisions in all equity awards since ﬁscal 2017.OWe do not permit our named executive ocers, other employees, or Directors to hedge, pledge, or use margin accounts related to the Company’s stock.PWe maintain stock ownership and retention guidelines intended to align management and stockholder interests.PThe Committee retains an independent compensation consultant for the purpose of advising on executive compensation practices. 422023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 11CHKSUM Content: 33844 Layout: 48044 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

Compensation ComponentsGenerally, the elements of compensation and beneﬁts provided to our named executive ocers are the same asthose provided to other key employees. The executive compensation program for our named executive ocers for ﬁscal 2022 consisted of the following elements:•base salary;•annual short-term incentive bonus; •long-term equity incentive compensation; •retirement beneﬁts; and •other beneﬁts.To align the interests of our executives with those of our stockholders, our executive compensation program isdesigned to place a substantial emphasis on variable compensation which ﬂuctuates based on both the Company’s stock price performance and our executives’ achievement of short- and long-term corporate goals that enhance stockholder value. As illustrated by the charts below, our CEO and other named executive ocers have a majority of their target total direct compensation, excluding beneﬁts, tied to such compensation elements. Furthermore, a majority of the compensation that is tied to Company performance is in the form of equity-based compensation that vests or is earned over three years. Chief Executive Ocer Average Named Executive Ocer (excl. CEO) Target Total Direct Compensation Target Total Direct Compensation Target total direct compensation excludes changes in pension value and non-qualiﬁed deferred compensation earnings, as well as other compensation as shown in the Summary Compensation Table.Determination of Executive CompensationFor purposes of determining named executive ocer compensation, the Committee generally meets at least quarterly throughout the ﬁscal year to:•review and approve corporate goals and objectives;•consider trends in executive compensation; •monitor the Company’s compensation structure relative to peer companies; •track the Company’s progress with respect to the approved goals for the Company’s Annual Short-TermIncentive Bonus and Long-Term Equity Incentive Compensation programs; and•perform other duties as set forth in the Committee’s charter. Salary14%Salary14%RestrictedStock35%PerformanceStock Units35%Short TermBonus16%Performance-BasedCompensation86% Salary20%ShortTermBonus16%Salary20%RestrictedStock32%PerformanceStock Units32%Performance-BasedCompensation80% 432023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 12CHKSUM Content: 38903 Layout: 8647 Graphics: 59960 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps, 1484-1_Neo_P.eps, 1484-1_Ceo_P.eps V1.5

Following the end of each ﬁscal year, the Committee meets to consider and determine bonus compensation for thecompleted ﬁscal year, salary adjustments, and equity-based compensation awards. The Committee also considers performance objectives for the next ﬁscal year and recommends the same for ratiﬁcation by the Board. We evaluate the performance of our executives over both short-term and multi-year periods.In making compensation decisions, the Committee compares each element of compensation against a peer groupof publicly-traded contract drilling and oilﬁeld service companies (collectively, the “Compensation Peer Group ”) andagainst published survey data. The Compensation Peer Group consists of companies that are representative of the types of companies that we compete against for talent.The Committee, with the assistance of its independent compensation consultant, evaluated the CompensationPeer Group. Based on this assessment a number of changes were made to the peer group for ﬁscal 2022 compensation decisions, including:•Noble Corporation plc, Valaris plc, and Diamond Ofshore Drilling, Inc. were removed from the peer groupas a result of their Chapter 11 bankruptcy ﬁlings and subsequent reemergence, respectively•RPC, Inc., National Energy Services Reunited Corp, and Helix Energy Solutions Group Inc. were all addedto the peer group in order to establish anappropriatelysized sample of comparable companies. The Committee determined that each of these companies was appropriate in light of their respective market capitalization, enterprise value and annual revenues.For compensation decisions with respect to ﬁscal 2022, the resulting Compensation Peer Group was as follows: Market Revenue Capitalization Enterprise Value (TTM fromCompany (at September30, (at September30, September30, (in millions) 2022)(1)($) 2022)(1)($) 2022)(1)($) Baker Hughes Company 21,206 24,176 20,736 TechnipFMC plc 3,826 5,538 6,529 NOV Inc. 6,356 7,580 6,681 ChampionX Corporation 3,971 4,584 3,642 Transocean Ltd. 1,743 8,238 2,590 Nabors Industries Ltd. 955 3,972 2,437 Oceaneering International, Inc. 798 1,295 1,997 Patterson-UTI Energy, Inc. 2,532 3,418 2,326 ProPetro Holding Corp. 840 771 1,177 RPC, Inc. 1,479 1,446 1,388 Precision Drilling Corporation 692 1,528 1,402 National Energy Services Reunited Corp. 543 910 879 Helix Energy Solutions Group, Inc. 586 735 754 Oil States International, Inc. 241 420 697For comparison, the Company’s comparable statistics are shown here: Market Revenue Capitalization Enterprise Value (TTM fromCompany (at September30, (at September30, September30, (in millions) 2022)(1)($) 2022)(1)($) 2022)(1)($) Helmerich& Payne, Inc. 3,893 4,102 1,771(1)Amounts provided by Willis Towers Watson. Enterprise value amounts are as of September30, 2022,and are calculated as follows:market capitalization as of September30, 2022, plus debt, lease liabilities, preferred stock, and minority interest less cash andshort-term investments. 442023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 13CHKSUM Content: 53815 Layout: 6263 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

The Committee also uses survey data to assist in compensation decisions, including those instances in which anamed executive ocer’s position or duties do not match the position or duties of Compensation Peer Group executives. This survey data includes oilﬁeld services, energy, and general industry data.The Committee sets target total direct compensation for named executive ocers to generally approximate themedian level of compensation paid to similarly-situated executives of the companies comprising the Compensation Peer Group. Variations to this objective may occur as dictated by corporate performance, experience level, internal considerations, nature of duties, market factors, and retention issues. At the time the Committee makes compensation decisions, it uses prior ﬁscal year peer data and available survey data. As such, the data used by the Committee provides peer compensation comparisons on a historical basis which does not reﬂect the most recentyear-over-yearincrease in peer compensation. Therefore, when the Committee annually sets compensation for our named executive ocers, that compensation generally lags behind the current median of peer compensation. Similarly, the percentile ranking for total direct compensation could be overstated because such rankings are derived from dated peer compensation data.A signiﬁcant portion of total compensation is variable based on corporate performance and relative stockholderreturn. The Committee considers individual performance during its annual review of base salary, short-term incentive bonus compensation, and equity awards. However, no speciﬁc individual performance criteria or guidelines are used by the Committee as a controlling factor in the Committee’s ultimate judgment and ﬁnal decision. In deciding on the type and amount of executive compensation, the Committee focuses on both current pay and the opportunity for future compensation. The Committee does not have a speciﬁc formula for allocating each element of paybut instead bases the allocation on peer and survey data and the Committee’s judgment.Role of Executive Ocers in CompensationAt the end of each ﬁscal year, the CEO, with the assistance of the Senior Vice President, Corporate Services and Chief Legal and Compliance Ocer (the “SVP Corporate Services ”), provides recommendations to the Committeeon the compensation of the other named executive ocers. These recommendations take into account data provided by the Committee’s independent compensation consultant and market analysisand include suggested base salary adjustments, annual short-term incentive plan target adjustments, and equity compensation.The Committee considers these recommendations from the CEO and SVP Corporate Services, along with theinput of its independent compensation consultant, in making compensation decisions for the non-CEO named executive ocers. Except for discussion of individual performance objectives with the CEO, the other named executive ocers do not play a role in their compensation decisions. For the CEO, the Committee and the Board solely establish objectives, evaluate performance and determine compensation decisions with analysis and input from the independent compensation consultant.Role of Compensation ConsultantDuring ﬁscal 2022, the Committee retained Willis Towers Watson as its independent compensation consultant to review executive compensation practices. Willis Towers Watson provides the Committee a number of consulting services regarding executive compensation, including:•a review of the competitiveness of the program design and award values;•updates on trends and developments in executive compensation; •a comprehensive analysis and comparison of our named executive ocers’ compensation relative to ourCompensation Peer Group shown above and survey data;•total stockholder return comparison between the Company and its peer group; and •preparation and review of materials for Committee meetings in which executive compensation is on theagenda 452023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 14CHKSUM Content: 56462 Layout: 59524 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

The Committee’s compensation consultant periodically provides the Committee with recommendations and reportsregarding non-employee director compensation. The Committee reviews the analysis and determines whether to recommend to our Board any changes to the compensation program for non-employee directors.Willis Towers Watson reports directly to the Committee, although it may meet with management from time to time togather information or to obtain management’s perspective on executive compensation matters. The Committee has the sole authority under its Charter to retain, at our expense, or terminate the compensation consultant at any time. The Committee has considered the independence of Willis Towers Watson in light of SEC rules and NYSE listing standards and concluded that no conﬂict of interest is present.Efect of Stockholder Say-on-Pay Vote on Executive CompensationDecisionsOur Board and the Committee value the continued interest and feedback of our stockholders regarding ourexecutive compensation decisions. Each year, the Board and the Committee carefully consider the say-on-pay vote outcome and other stockholder input in assessing our executive compensation program. At our 2022 Annual Meeting of Stockholders, our say-on-pay proposal received approximately 81.4% of votes cast in favor of our named executive ocers’ compensation. In keeping with our practice of considering stockholders’ views on our executive compensation policies for ﬁscal 2023, the Committee weighed, among other factors, the results of our 2022 stockholder vote on say-on-pay and made certain changes to our executive compensation program, which are summarized below under “Actions Pertaining to Fiscal2023 Compensation.”Elements of Executive CompensationBase SalaryWe provide employees with a base salary to compensate them for their services. Base salaries of named executive ocers are targeted to generally fall within a range around the median level of base salaries of similarly-situated executives of companies included in our Compensation Peer Group. If the base salary of any of our named executive ocers consistently falls below this range, the Committee will consider market adjustments. Salary levels are typically considered annually as part of our review process as well as upon a promotion. Consistent with our compensation practice for all employees, named executive ocers may receive no salary increase, a merit-based increase, or greater increases as a result of market adjustments, changes in duties or retention considerations, individual contributions, level of experience, and overall market conditions. After freezing salaries for 2021, we conducted a review for 2022 salaries,and the Committee approved the salary increases reﬂected in the table below. The Committee determined that such increases were appropriate in light of market data and analysis provided by our independent compensation consultant.Executive 2022(1)($) 2021(1)($) Percent Increase John W. Lindsay 1,056,000 1,025,000 3% Mark W. Smith 530,450 515,000 3% Cara M. Hair 490,000 450,000 9% John R. Bell 410,000 398,000 3% Michael P. Lennox 390,000 356,500 9%(1)These salary amounts reﬂect calendar year payments and therefore do not align with our ﬁscal year. 462023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 15CHKSUM Content: 22287 Layout: 4278 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

Performance-Based Compensation ComponentsAnnual Short-Term Incentive Bonus Plan The Annual Short-Term Incentive Bonus Plan (the “STI Plan ”) provides annual cash incentives to reward short-termﬁnancial performance and the achievement of strategic goals. Combined base salaries and target STI Plan bonuslevels are intended to generally approximate the median of the Compensation Peer Group’s combined base salary and annual cash bonus levels for similarlysituated roles. The Helmerich& Payne, Inc. Amended and Restated 2020 Omnibus Incentive Plan (the “A&R 2020 Plan ”) governs awards granted under the STI Plan. As such, nobonus in excess of $5,000,000 may be paid to any named executive ocer under the STI Plan.As with the 2021 STI Plan, the Committee established consistent potential payout ranges for all of our NEOs underthe 2022 STI Plan, with the threshold payout for the Company performance component set at 65% of the target and the reach payout set at 175% of target. The Committee believes this payout range consistency, in combination with a possible payout adjustment for individual performance, results in a potential incentive payout range that is consistent with typical market practices.Performance under the 2022 STI Plan was measured based on independently weighted ﬁnancial, operational andstrategic objectives, including an environmental and social component, as more fully described below. In response to the continued uncertainties related to COVID-19 and the resulting market volatility, the Committee continued to establish certain ﬁnancial performance metrics under the STI Plan based on two six-month measurement periods, which allowed the Committee to set more tailored performance goals after considering then current industry conditions. Financial goals were established at the beginning of each measurement period. Capital returned to stockholders and the plan’s operational and strategic objectives were assessed based onfull-yearperformance. Financial performance objectives remained the same from the previous ﬁscal year, while weightings were slightly adjusted to emphasize revenue while maintaining focus on expense management. No bonuses were paid until after the end of ﬁscal 2022.Individual performance was also taken into account when determining bonus payouts for each named executiveocer based on leadership, teamwork, contribution to organizational health, and delivery of strategic objectives and other key results. Any bonus earned based on Company ﬁnancial, operational, or strategic performance could be adjusted up or down at the end of the year by up to 25% to reﬂect an evaluation of each executive’s individual performance. For ﬁscal 2022, the Committee applied the individual performance modiﬁer of +25% to the payouts of each of our named executive ocers after consideration of each executive’s contributions to our strong results during the year. The Committee believes formally including individual performance in the plan design allows the Company to efectively reward executives for their individual contributions to the Company’s annual success. 472023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 16CHKSUM Content: 31596 Layout: 59524 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

The table below summarizes the 2022 individual accomplishments considered by the Committee for each named executive officer:

John W. Lindsay	Focused on execution of strategic objectives • Revenue and margin growth, trajectory to attain ~50% direct margins for North American Solutions business • Maintaining capital discipline in a strong up-cycle • Sustainability and diversity, equity, and inclusion initiatives • Capital allocation to stockholders
Mark W. Smith	• Championed organizational focus on return on invested capital • Provided leadership to company strategic initiatives, including capital allocation, margin expansion, international growth, and supply chain enhancements • Extended revolving credit facility, ensuring continuing liquidity access for operational needs and strategic opportunities • Spearheaded corporate ventures, including investments in cutting-edge geothermal firms • Oversaw the Company's first Sustainability Report
Cara M. Hair	• Facilitated international expansion initiatives through improvements to foreign assignee program, international investments, and project negotiations. • Implemented strategic compensation and benefit changes and talent management advancements to support North American Solutions growth • Expanded diversity, equity, and inclusion programs and policies • Provided leadership to company-wide strategic efforts including the Company's Sustainability Report and investment opportunities • Facilitated the recertification efforts of our Safety and Environmental Management Plan for our offshore business
John R. Bell	• Led strategic international investments • Grew Middle East operations • Negotiated rate increase for offshore business • Achieved the second lowest number of inspections by the Bureau of Safety and Environmental Enforcement in the Gulf of Mexico • Led Latin America revenue growth
Michael P. Lennox	• Provided leadership to increase direct margin performance in North American Solutions business • Focused efforts to reduce actual and potential safety incidents during a period of considerable increase in rig activity and influx of new employees to our workforce • Led strategic efforts to acquire new customers and further refine required rig specifications to meet customers needs • Led efforts to improve drilling efficiency • Drove efforts to reactivate rigs while minimizing costs and customer downtime

48 2023 Proxy Statement

Target Incentive Ranges The threshold, target, and reach bonus award opportunities for each of our named executive ocers under the2022 STI Plan expressed as a percentage of base salary, were set as follows: Threshold Target Reach (65% of Target) (100%) (175% of Target) Chief Executive Officer 71.5% 110% 192.5% Chief Financial Officer 58.5% 90% 157.5% Corporate Services, Chief Legal& Compliance Officer 58.5% 90% 157.5% Other Named Executive Officers 52% 80% 140%If results fall between the threshold and target objectives or the target and reach objectives, then the payout factor is linearly interpolated. With the individual performance modiﬁer discussed above, any bonus earned based on Company ﬁnancial, operational, and strategic performance could be adjusted up or down at the end of the year by up to 25%. The Committee determined that such targets were appropriate in light of market data and analysis provided by our independent compensation consultant.Company Financial Performance Metrics The following table details the speciﬁc ﬁnancial performance objectives established for the 2022 STI Plan along with our actual performance and the calculated funding level. Based on the improving market conditions and our actual performance during the ﬁrst six-month period, the Committee approved higher performance targets for the April1, 2022 to September30, 2022 ﬁscal period that represented signiﬁcant increases over both the ﬁrst six month targets and our actual ﬁrst six month performance. Financial Performance Percent of CalculatedPerformance Measure and Threshold Target Reach Actual Target Payout Times Payout Measurement Period ($MM) ($MM) ($MM) ($MM) Earned Weighting Factor First Six Months Drilling Services Revenue $688 $810 $931 $872.9 139% 15% 20.8% Operating Cash Flow Margin(1) $164 $205 $225 $235.1 175% 7.5% 13.1% G&A Expense Management(2) $96 $87 $83 $90.7 85.6% 7.5% 4.3% Total 27.5% 38.3% Second Six Months Drilling Services Revenue $924 $1,087 $1,250 $1,176.9 141.4% 15% 21.2% Operating Cash Flow Margin(1) $287 $351 $415 $392.4 148.5% 7.5% 11.1% G&A Expense Management(2) $96 $87 $83 $89.1 91.8% 5% 4.6% Total 27.5% 36.9% Annual Capital Return to Stockholders(3) $108 $108 $168 $185.0 175.0% 15.0% 26.3%(1)Drilling services revenue less “drilling services operating expenses, excluding depreciation and amortization” from condensedconsolidated statements of operations. Adjusted to account for 2022 STI Plan accruals to the extent above or below target and 2021 STIPlan expense to the extent actual payout exceeded amounts accrued as of September30, 2021.(2)Selling, general, and administrative costs adjusted to account for the efect of consulting expenses recognized in ﬁscal 2021 but includedin the 2022 STIP performance objective and certain director stock expenses.(3)Maintenance of capital allocation to stockholders through dividends and stock buybacks. In ﬁscal 2022, we repurchased 3.2 millioncommon shares at an aggregate cost of $77 million. 492023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 18CHKSUM Content: 54773 Layout: 59524 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

Company Strategic and Operational Performance Metrics The following table details the speciﬁc operational and strategic performance objectives established for the 2022STI Plan along with our actual performance and the calculated funding level. Operational and StrategicPerformance Target Payout Times Measure Target Performance Earned Weight Weighting(1)Any time engines are running for more than two hours when fewer engines could run and not exceed 100% load.0%15%0% Reduced to 5.1% (78% reduction yearover ﬁscal year)Remained ﬂat year over ﬁscal yearModest increase year over year Reduce the percentage of seriousinjuries or fatalities(SIF)Potential and Actual incidents on rigs within the ﬁrst 90 days of a rig being recommissioned to 10%Reduce the rate of SIF Potential andActual incidents during tubular handling activities by 10%Reduce the rate of SIF Potential andActual incidents involving a dropped object by 10%Safety(with fatalityoverride)26.3%15%175% Average direct margin per day per rig increased to 41.6% in ﬁscal 2022 from 27.6% in ﬁscal 2021In ﬁscal 2022, we increaseddeployment of • technology,including FlexApps,Survey Management, Autoslide/BGS • performance contractsReviewed policies through a DE&I lens and made changesDeveloped stand-alone training coursesfor continuous DE&I education and growthIntegrated DE&I education into existingemployee training and internship programsReduced excess rig engine runtime per1,000 feet drilled by10.8%year over ﬁscal year(1)Reduced normalized emissions by 0.4% year over ﬁscal year on comparable inventory emissions itemsIncreased understanding of variablesimpacting our normalized emissions, many of which are outside of our control, which will advance our commitment to help our customers improve their emission footprint Drive margin growth through increasing automation, technology, and engineering servicesAdvance DE&I strategy throughtraining and assessment of policiesReduce the amount of GHGemissions/1000 ft drilled by 5%StrategicObjectives 502023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 19CHKSUM Content: 46483 Layout: 6856 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

The safety performance measure is based on our 2022 Actively C.A.R.E. goals. This program is designed tocontrol and remove exposures to prevent serious injuries or fatalities (“SIFs ”). We classify and track four categoriesof SIFs:•SIF Mitigated—an incident in which there was potential for a life-altering, life-threateningor fatal injury butthe potential was mitigated due to an intended barrier or control being in place•SIF Potential—an incident in which there was potential for a life-altering, life-threatening, or fatal injury•SIF Actual—an incident in which there was a life-altering, or fatal injury •SIF Rates/Incidents—inclusive of all SIFs in the above categoriesRig counts and employee experience customarily have an inﬂuence on our SIF Rates. Our rig count at the end ofﬁscal 2022 was signiﬁcantly higher than ﬁscal 2021,and a large number of new employees were added to our workforce. Despite these factors, SIF Actual and SIF Potential incidents within 90 days of rig recommissioning signiﬁcantly declined year over ﬁscal year and incidents related to tubular handling remained ﬂat. However, H&P’s focus on safety is a top priority,and the Safety performance measure included an operational fatality override. In 2022, an employee was fatally injured which resulted in no potential payout for this objective.Final Payouts Performance relative to the plan for ﬁscal 2022 produced a weighted average payout factor of 127.7%. Amounts paid to each of our named executive ocers pursuant to the 2022 STIP, including the individual performance modiﬁer, are set forth below. Target Bonus Opportunity Individual Individual Base as % of 127.7% STIP Performance Performance Total STIPExecutive Salary ($) Salary Payout Factor ($) Modifier % Modifier ($) Award ($) John W. Lindsay 1,056,000 110% 1,483,363 +25% 370,840 1,854,203 Mark W. Smith 530,450 90 609,646 +25 152,411 762,057 Cara M. Hair 490,000 90 563,157 +25 140,789 703,946 John R. Bell 410,000 80 418,856 +25 104,714 523,570 Michael P. Lennox 390,000 80 398,424 +25 99,606 498,030Long-Term Equity Incentive Compensation The A&R 2020 Plan was recently approved by our stockholders at the Company’s 2022 Annual Meeting of Stockholders. The A&R 2020 Plan governs all of our stock-based awards granted on or after March3, 2020. Stock-based awards granted prior to March3, 2020 are governed by either our 2010 Long-Term Incentive Plan (the “2010 Plan ”) or 2016 Omnibus Incentive Plan (the “2016 Plan ”). These equity compensation plans allow theCommittee to design stock-based compensation programs to encourage growth of stockholder value and allow key employees and non-employee Directors to participate in the long-term growth and proﬁtability of the Company.Except for new employees or non-employee Directors, the Committee generally only approves annual stock-basedawards at its meeting in Novemberor Decemberafter the end of each ﬁscal year. The Committee selected this time period for review of executive compensation since it coincides with executive performance reviews and allows the Committee to receive and consider ﬁnal ﬁscal year ﬁnancial information. Newly-hired employees or newly- appointed Directors may be considered for stock-based awards at the time they join the Company. Occasional exceptions to this policy may occur in connection with promotions or as dictated by retention considerations or market factors.Equity award levels are determined based on, among other things, market data, and vary among participantsbased on their positions. Target equity awards are calculated based on an executive’s base pay and the value of our common stock. Under this methodology, for ﬁscal 2022, the Committee approved the target value of the annual equity awards as 450% of the CEO’s base salary and 275% of the base salary of the other named executive 512023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 20CHKSUM Content: 42132 Layout: 59524 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5 ocers. The Committee arrived at those values in an efort to approximate the median level of compensation paidto similarly situated executives of the companies comprising the Compensation Peer Group.The table below details the ﬁscal 2022 target long-term equity incentive compensation for each of our namedexecutive ocers. Target Equity Grant as % of Base Salary Target Value NEO (%) ($) John W. Lindsay 450 4,612,500 Mark W. Smith 275 1,416,250 Cara M. Hair 275 1,237,500 John R. Bell 275 1,094,500 Michael P. Lennox 275 980,375During ﬁscal 2022, the Committee awarded a combination of performance-based restricted share units (“performance share units ”) and time-based restricted stock to participants. 50% of the annual grant was deliveredin the form of performance share units and 50% was granted in the form of time-based restricted stock. To determine the actual number of performance share units and restricted shares awarded to a named executive ocer, the dollar value of the award was divided by thegrant date fair value determined pursuant to Financial Accounting Standards Board Codiﬁcation Topics 718 and 820.Performance Share Units The Committee granted performance share units to our named executive ocers in December2021. These performance share units may be earned based on our TSR versus a peer group of oil and gas equipment, services, and drilling companies in the S&P 1500 Composite Index during the performance period (“relative TSR ”).The peer group for these performance share unit awards consists of the following companies: PSU Peer Group Schlumberger Limited U.S. Silica Holdings, Inc. Baker Hughes Company Archrock, Inc. Halliburton Company Helix Energy Solutions Group, Inc. NOV Inc. ProPetro Holding Corp. ChampionX Corporation RPC, Inc. Nabors Industries Ltd. Oil States International, Inc. Oceaneering International, Inc. Core Laboratories N.V. Bristow Group Inc. Dril-Quip, Inc. Patterson-UTI Energy, Inc. DMC Global Inc.Each performance share unit award consists of two elements, one based on the Company’s relative TSR over the entire three calendar year performance period and the other divided into annual tranches and determined based on the Company’s one-year relative TSR for each year of the performance period. Including performance periods of one year addresses the cyclical nature of our industry. The portion of the performance share units that is earned based on the Company’s one-year relative TSR for the ﬁrst and second years of the performance period remains subject to time-based vesting until the conclusion of the three-year term of the performance share unit award.In order to further protect stockholder interests, performance share unit payouts are capped at the target number ofshares if the Company’s absolute TSR is negative over the measurement period regardless of whether the Company’s relative TSR exceeds the median TSR of its peers.Additional performance share units are credited based on the amount of cash dividends paid on our commonshares divided by the market value of our common shares on the date such dividend is paid. Such dividend equivalents are subject to the same terms and conditions as the underlying award of performance share units and are settled or forfeited in the same manner and at the same time as the performance share units to which they were credited. Performance share units are paid in full-value shares. 522023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 21CHKSUM Content: 29199 Layout: 23610 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

The complete payout table for the Company’s December2021 performance share unit awards is shown below:The Company’s TSR Percentile Ranking Relative Vested Percentage of The Company’sto the Applicable Peer Group the Subject PSUs (%) Performance Category Greater than or Equal to 85th Percentile 200 Maximum Performance Equal to 75th Percentile 150 Equal to 65th Percentile 125 Equal to 55th Percentile 100 Target Performance Equal to 45th Percentile 75 Equal to 35th Percentile 50 Threshold Performance Less than 35th Percentile 0 Below Threshold PerformanceThe vested percentage of PSUs is interpolated on astraight-linebasis for performance between the relativerankings shown above.Target Performance Share Units Granted The table below details the target performance share units granted to each of our named executive ocers in the last three ﬁscal years. 2022 Target Grant Date 2021 Target Grant Date 2020 Target Grant Date PSUs Value PSUs Value PSUs ValueNEO Awarded(1) ($) Awarded(2)(4) ($) Awarded(3)(4) ($) John W. Lindsay 76,559 2,306,186 101,285 2,306,250 59,058 2,439,685 Mark W. Smith 23,505 708,043 31,099 708,125 18,153 749,900 Cara M. Hair 20,539 618,698 27,174 618,750 15,067 622,417 John R. Bell 18,165 547,186 24,034 547,250 13,770 568,838 Michael P. Lennox 16,271 490,131 21,528 490,188 12,325 509,145(1)Granted December2021.(2)Granted December2020. (3)Granted November2019.(4)The target number of PSUs was determined by dividing the grant date value by the trailing average closing price of our common stock forthe 20 trading days immediately preceding the grant date.Performance Share Units Earned The table below details the number of performance share units earned as of December31, 2022,based onperformance through December31, 2022 (including units credited based on cash dividends) and the value of the units earned. Market Value Market Value Market Value as of as of as of 2022 PSUs Dec.31, 2022 2021 PSUs Dec.31, 2022 2020 PSUs 2020 PSUs Dec.31, 2022 NEO Earned(1) ($) Earned(1) ($) Earned(1) Earned(2) ($) John W. Lindsay 28,453 1,410,415 36,029 1,785,958 23,136 50,080 3,629,317 Mark W. Smith 8,734 432,944 11,062 548,343 7,112 15,394 1,115,622 Cara M. Hair 7,633 378,368 9,666 479,144 5,902 12,777 925,918 John R. Bell 6,751 334,647 8,550 423,824 5,394 11,676 846,160 Michael P. Lennox 6,046 299,700 7,658 379,607 4,827 10,452 757,380 TSR(3) 200% 200% 200% 144.3% (1)One-sixth of the units awarded were eligible to be earned based on our TSR during the one-year period ending December31, 2022. Theperformance share units earned for 2021 and 2022 remain subject to time-based vesting until the conclusion of the three-year term ofthe award ending on December31, 2023 and December31, 2024, respectively.(2)Fifty percent of the units awarded were eligible to be earned based on our TSR during the three-year period ended December31, 2022.(3)TSR during the applicable performance period versus applicable comparator peer group. 532023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 22CHKSUM Content: 20204 Layout: 59524 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

Restricted StockThere is competitive pressure in the oil and gas drilling sector to attract and retain qualiﬁed executives and otheremployees whose knowledge and skill-set provide us with a competitive advantage. Awards of restricted stock improve our employee retention and help ensure that our compensation packages remain competitive with the compensation packages ofered by our peers. We believe that it is important to include restricted stock awards as a component of our long-term equity incentive compensation because they help us attract and retain employees over the volatile market cycles in our industry. The value of restricted stock awards remains tied to the performance of the Company’s stock, aligning executives and stockholders and incentivizing award recipients to ensure that the Company performs well throughout the award’s vesting period and for as long as they hold the vested stock.Grants of restricted stock made in December2021 vest ratably over three years, subject to the participant’scontinued service through the vesting dates. During the restricted period, the participant receives quarterly cash payments equal to quarterly dividends and has the right to vote restricted shares. Unvested restricted stock is generally forfeited if the participant leaves the Company. The table below details the number and value of restricted shares granted to each named executive ocer in December2021. Shares of Restricted Stock Granted Grant Date ValueNEO in Dec.2021 ($) John W. Lindsay 92,732 2,306,245 Mark W. Smith 28,473 708,124 Cara M. Hair 24,879 618,741 John R. Bell 22,004 547,239 Michael P. Lennox 19,710 490,188Actions Pertaining to Fiscal 2023 CompensationFiscal Year 2023 Annual Short-Term Incentive Bonus Plan The Committee modiﬁed the design of the Company’s STI Plan for ﬁscal 2023. The key changes compared to theﬁscal 2022 STI Plan included the establishment of a 12-month performance periodfor all performance metrics in lieu of six-month performance periods, the elimination of the individual performance modiﬁer, and a corresponding adjustment to potential payout ranges based on Company performance (the threshold payout was set at 50% of target, while the reach will be 200% of target).Fiscal Year 2023 Long-Term Incentive Awards Plan The Committee modiﬁed the performance share unit award design for awards granted in December2022 with the addition of a return on invested capital (“ROIC ”) performance metric. Based on the Company’s ROIC performanceover a three-year period, the Committee may increase or decrease by 25% the number of units that otherwise would be paid out solely based on the achievement of relative TSR performance.RetirementPension Plans Prior to October1, 2003, most of the Company’s full-time employees, including certain current named executiveocers, participated in our qualiﬁed Employee Retirement Plan (the “Pension Plan ”). Certain named executiveocers also participated in our non-qualiﬁed Supplemental Pension Plan. Efective October1, 2003, we revised both the Pension Plan and the Supplemental Pension Plan to close the plans to new participants and reduced beneﬁt accruals for current participants through September30, 2006, at which time beneﬁt accruals were discontinued and the plans were frozen.The ﬁscal 2022 year-end present value of accumulated beneﬁts for each of our current named executive ocers isshown in the table under “Pension Beneﬁts for Fiscal 2022” below. 542023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 23CHKSUM Content: 16624 Layout: 23610 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

Savings Plans Our 401(k)/Thrift Plan (the “Savings Plan ”) is a tax-qualiﬁed savings plan pursuant to which most employees paid inU.S. dollars, including our named executive ocers, are eligible to contribute on a before-tax basis the lesser of upto 100% of their annual compensation or the dollar limit prescribed annually by the Internal Revenue Service (the “IRS ”). We match 100% of the ﬁrst 5% of cash compensation that is contributed to the Savings Plan subject to IRSannual compensation limits ($305,000 for 2022). All employee contributions are immediately vested and matching contributions are subject to a three-year graded vesting schedule.In addition to the Savings Plan, our named executive ocers and certain other eligible employees can participate inthe Supplemental Savings Plan, which is a non-qualiﬁed savings plan. A participant can contribute between 1% and 40% of the participant’s cash compensation to the Supplemental Savings Plan on a before-tax basis. If the participant has not received the full Company match of the ﬁrst 5% of pay in the Savings Plan, then the Company will contribute the balance of the match based on amounts the eligible employee contributed to the Supplemental Savings Plan. The table under “Nonqualiﬁed Deferred Compensation for Fiscal 2022” below contains additional Supplemental Savings Plan information for our named executive ocers.Other BeneﬁtsOur named executive ocers are provided with other beneﬁts, including relocation beneﬁts and perquisites, such as ﬁnancial planning services, annual physicals, concierge medical beneﬁts, and supplemental life and long-term disability insurance, that the Company and the Committee believe are reasonable and appropriate to promote the health and well-being of these ocers. The Committee annually reviews the levels of these beneﬁts provided to our named executive ocers. A more detailed explanation of our aircraft policy is provided below.Company Aircraft Our aircraft may be used by our named executive ocers and other employees for business purposes when certain criteria are met. Many of our operations and oces are in remote locations, so our aircraft provide a more ecient use of employee time and improved ﬂight times than are available commercially. Our aircraft also provide a more secure traveling environment where sensitive business issues may be discussed.The Chairman of our Board of Directors and our CEO are each allocated 10 hours of personal use of our aircraftannually without reimbursement to us. The time attributable to attendance at board meetings of publicly-held companies is not counted against the 10-hour limitation. Any personal use in excess of this allotment is permitted only under extraordinary circumstances. Under extraordinary circumstances and with the approval of the CEO, the other named executive ocers are permitted personal use of our aircraft, without reimbursement to us.For tax purposes, imputed income is assessed to each named executive ocer for his or her own or his or herguests’ personal travel based upon the Standard Industrial Fare Levelof such ﬂights during the calendar year. The Company does not provide tax gross-ups on these amounts.Clawback RightsWe are dedicated to performing with integrity and promoting accountability. We believe the Company must have the ability to recover performance-based compensation paid to executive ocers and key employees in circumstances when misconduct has resulted in or contributed to a restatement of our ﬁnancial statements or damage to the Company. As a result, we have two policies addressing recoupment of bonus and equity compensation from executive ocers and certain other key employees.The following is a summary of those policies:•In the event the Board determines that any fraud or intentional misconduct caused or was a substantialcontributing factor to a restatement of our ﬁnancials, the Board may require reimbursement of any bonuscompensation paid to an executive ocer or certain other key employees to the extent the bonus paid exceeded what would have been paid had the ﬁnancial results been properly reported. This policy applies to all bonuses paid after September30, 2008, which coincide with the ﬁscal years that are subject to the restatement. 552023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 24CHKSUM Content: 27665 Layout: 59524 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

•If the Committee reasonably believes that a participant under our 2010 Plan, 2016 Plan, and the A&R 2020Plan (collectively the “Plans ”) has committed certain acts of misconduct, including fraud, embezzlement, ordeliberate disregard of our rules or policies, that may reasonably be expected to result in damage to us,the Committee may cancel all or part of any outstanding award under the Plans whether or not vested or deferred. Additionally, if the misconduct occurs during a ﬁscal year in which there was also an exercise or settlement of an award under the Plans, the Committee may recoup any value received from such award.We intend to adopt a clawback policy consistent with listing standards adopted by the New York Stock Exchange implementing the SEC’s recently ﬁnalized Exchange Act Rule10D-1.Executive Ocer and Director Stock Ownership GuidelinesBecause the Board believes in linking the interests of management and stockholders, the Board has adopted stock ownership guidelines for our named executive ocers and Directors. Our Stock Ownership Guidelines specify a number of shares that our named executive ocers and Directors must accumulate and hold within ﬁve years of the later of the adoption of the guidelines or an individual becoming subject to the guidelines. The CEO is required to own shares having a value of ﬁve times base salary and the other named executive ocers are required to own shares having a value of two times base salary. Directors are required to own shares having a value equal to ﬁve times their annual Board cash compensation.All of our named executive ocers and non-employee Directors have either met, or are on track to meet, theirownership requirements within the prescribed ﬁve-year period.Trading, Hedging, and Pledging PoliciesOur Insider Trading Policy prohibits all directors, ocers,and employees from engaging in short-term (i.e., short-swing trading) or speculative transactions involving Company stock. Our Insider Trading Policy prohibits the purchase or sale of puts, calls, options, and other derivative securities based on Company stock. Our Insider Trading Policy also prohibits short sales, margin accounts, hedging transactions, pledging of Company stock as collateral,and, with the exception of Rule10b5-1 trading plans as noted below, standing orders placed with brokers to sell or purchase Company stock. Our Insider Trading Policy also prohibits our directors, ocers, and employees from purchasing or selling Company stock while in possession of material, non-public information. As such, and in addition to our pre-clearance procedures, our directors, executive ocers, and certain other employees are prohibited from buying or selling Company stock during our earnings period (which begins on the ﬁrst day of the month following the close of a ﬁscal quarter and ends after the second full trading day following the release of the Company’s earnings). However, we do permit our directors and employees to adopt and use Rule10b5-1 trading plans. This allows directors and employees to sell and diversify their holdings in Company stock over a designated period by adopting pre-arranged stock trading plans at a time when they are not aware of material non-public information concerning the Company, and thereafter sell shares of Company stock in accordance with the terms of their stock trading plans without regard to whether or not they are in possession of material non-public information about the Company at the time of the sale.Potential Payments Upon Change-in-Control or TerminationChange-In-ControlWe have entered into change-in-control agreements with our named executive ocers and certain other key employees. These agreements are entered into in recognition of the importance to us and our stockholders of avoiding the distraction and loss of key management personnel that may occur in connection with a rumored or actual change-in-control of the Company. These agreements contain a “double” trigger provision whereby no beneﬁts will be paid to an executive unless both a change-in-control has occurred and the executive’s employment is terminated in connection with or after the change-in-control. We believe this arrangement appropriately balances our interests and the interests of executives since we make no payments unless a termination of employment occurs. More speciﬁcally, if we terminate a named executive ocer’s employment within 24 months after a change-in-control other than for cause, disability,ordeath, or if any of our named executive ocers terminates his or her employment for good reason within 24 months after a change-in-control (as such terms are deﬁned in the 562023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. 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change-in-control agreement), any unvested beneﬁts under our Supplemental Savings Plan and SupplementalPension Plan and any options or restricted stock, restricted stock units, or performance share units granted to any of the named executive ocers will fully vest and we will be required to pay or provide:•a lump sum payment equal to three (3)times the current base salary and the greater of the previous year’sannual bonus or target annual bonus for the year of termination of the CEO and two (2)times the current base salary and the greater of the previous year’s annual bonus or target bonus for the year of termination of the other named executive ocers;•24 months of beneﬁt continuation;•a prorated annual bonus payable in one lump sum; •up to $7,500 for out-placement counseling services; and •a lump sum payment of any accrued vacation pay and base salary through the termination date.The above-referenced payments and beneﬁts will be provided only if a named executive ocer executes and doesnot revoke a release of claims in the form attached to the change-in-control agreement. No tax gross-ups are provided on payments made under these agreements. These agreements are automatically renewed for successive two-year periods unless terminated by us.For more information regarding post-termination payments that we may be required to make to named executiveocers in the event of a change-in-control, see the table under “Potential Payments Upon Change-in-Control”. Our 2010 Plan contains a provision whereby all stock options and restricted stock will automatically become fully vested and immediately exercisable in the event of a change-in-control, as deﬁned in such plans. This provision was included in all equity plans in order to be consistent with market practice at the time the plans were approved by stockholders. No restricted stock is outstanding under our 2010 Plan. However, similar to our change-in-control agreements, our 2016 Plan, and A&R 2020 Plan contain a “double trigger” provision whereby stock options, restricted stock, and performance share units will vest in the event of a change-in-control and the executive’s employment is subsequently terminated. The potential value of the acceleration of vesting of stock options, restricted stock, and performance share units upon a change-in-control is reﬂected in the table under “Potential Payments Upon Change-in-Control.”Other Termination PaymentsThe Supplemental Pension Plan and Supplemental Savings Plan described above and quantiﬁed in the tables under “Pension Beneﬁts for Fiscal 2022” and “Nonqualiﬁed Deferred Compensation for Fiscal 2022” below provide for potential payments to named executive ocers upon termination of employment other than in connection with a change-in-control. In addition, award agreements under the A&R 2020 Plan provide for accelerated vesting of unvested restricted stock and the target value of unvested performance share units upon an executive’s death. Award agreements outstanding under the 2016 Plan similarly provide for accelerated vesting of unvested restricted stock and the target value of unvested performance share units upon an executive’s death after becoming retirement eligible and further provide for continued vesting of restricted stock and performance share units in the event of an executive’s disability or retirement, in each case, more than one year after grant of the award. 572023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 26CHKSUM Content: 53399 Layout: 55729 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

EXECUTIVE COMPENSATION TABLES AND RELATEDINFORMATIONSummary Compensation TableThe following table includes information concerning compensation paid to or earned by our named executiveocers for the ﬁscal years ended September30, 2022, 2021, and 2020. Change in Pension Value and Non-Equity Nonqualified Incentive Deferred Stock Plan Compensation All Other Name and Salary(1) Bonus(2) Awards(3) Compensation(4) Earnings(5) Compensation(6) TotalPrincipal Position Year ($) ($) ($) ($) ($) ($) ($) 2022 1,088,269 — 4,612,431 1,854,204 — 445,969 8,000,873 2021 1,025,000 — 5,321,503 1,750,444 11,527 359,836 8,468,309 2020 1,012,750 — 5,168,597 — 71,561 391,155 6,644,063 2022 546,692 — 1,416,167 762,058 — 141,495 2,866,412 2021 515,000 — 1,633,942 719,584 — 104,948 2,973,474 2020 511,250 — 1,588,714 — — 82,540 2,182,504 2022 480,077 — 1,237,439 703,946 — 114,277 2,535,739 2021 450,000 — 1,427,722 523,969 — 101,265 2,502,956 2020 441,250 — 1,318,629 — — 81,432 1,841,311 2022 422,538 — 1,094,425 523,570 — 104,151 2,144,684 2021 398,000 — 1,262,744 463,421 8,343 92,927 2,225,435 2020 379,272 — 1,205,129 — 2,440 78,901 1,665,742 2022 395,981 — 980,319 498,030 — 112,212 1,986,542 2021 356,500 — 1,131,066 415,100 — 85,013 1,987,679 2020 352,247 30,000 1,078,676 — — 76,413 1,537,336(1)The amounts included in this column reﬂect salaries earned during ﬁscal 2022, 2021, and 2020. Annual salary adjustments, if any,become efective at the beginning of each calendar year. Thus, the salary reported above for a ﬁscal year is the sum of the namedexecutive ocer’s salary for the last three months of a calendar year plus the ﬁrst nine months of the following calendar year. Fiscal 2022 was the Company’s ﬁrst full ﬁscal year in which the amounts shown reﬂect a shift to a bi-weekly pay schedule, as well as a 27 pay period ﬁscal year.(2)The ﬁscal 2020 bonus reported in this column with respect to Mr.Lennox was awarded by the Human Resources Committee inrecognition of his transitional eforts related to the Company’s operational and administrative reorganization in 2020 and his assumption of signiﬁcant ongoing duties and responsibilities related to the retirements of certain executives in ﬁscal 2020.(3)This column represents the aggregate grant date fair value under ASC Topic 718 for performance share units and restricted stock awardsgranted during ﬁscal 2022, as well as prior ﬁscal years (as applicable). All grants were made pursuant to either the 2016 Plan or the A&R 2020 Plan. For additional information on the valuation assumptions, refer to Note11, “Stock-Based Compensation,” to our Consolidated Financial Statements for the ﬁscal year ended September30, 2022, included in the 2022 Form 10-K. These amounts reﬂect an accounting expense and do not correspond to the actual value that may be realized by the named executive ocers. Performance share units are reﬂected in the table above based on target achievement of the applicable performance objectives. The maximum possible payout for performance share units granted in ﬁscal 2022 is shown below for each named executive ocer:(4)The amounts included in this column reﬂect amounts paid under our STI Plan based on annual performance measured against pre-established objectives whose outcome was uncertain at the time the awardopportunitieswere communicated to the named executive ocers. The bonus award opportunities and performance metrics and performance metric weightings for determining bonus amounts for ﬁscal 2022 are described above in the section entitled “Annual Short-Term Incentive Bonus Plan.”(5)The amounts included in this column reﬂect the aggregatepositivechange in the actuarial present value of the accumulated beneﬁt ofeach applicable named executive ocer under our Pension Plan and our Supplemental Pension Plan. The actuarial present value calculation for ﬁscal 2022 for Mr.Lindsay, who is retirement eligible, is based on an immediate annuity (with an assumed retirement date John W. Lindsay $4,612,372 Mark W. Smith $1,416,086 Michael P. Lennox $980,262 Cara M. Hair $1,237,396 John R. Bell $1,094,372 John W. Lindsay,President and Chief Executive OfficerMark W. Smith,Senior Vice President and Chief Financial OfficerCara M. Hair,Senior Vice President, Corporate Services and Chief Legal and Compliance OfficerJohn R. Bell,Senior Vice President, International and Offshore Operations, Drilling SubsidiaryMichael P. Lennox,Senior Vice President, US Land Operations, Drilling Subsidiary 582023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 27CHKSUM Content: 23203 Layout: 55475 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5 of September30, 2022)and resulted in a negative change in value of ($88,384),whereas the present value calculation for Mr.Bell, whois not retirement eligible, is based on a deferred annuity (with an assumed retirement age of 61)and resulted in a negative change in value of ($24,488). In accordance with SEC rules, these losses are not reﬂected in the table above.None of Messrs.Lennox and Smith or Ms.Hair are participants under either the Pension Plan or the Supplemental Pension Plan.(6)“All other compensation” for ﬁscal 2022 includes the following:•Our matching contribution to the Savings Plan on behalf of each named executive ocer as follows:•Our matching contribution to the nonqualiﬁed Supplemental Savings Plan for Employees of Helmerich& Payne, Inc. on behalf ofeach named executive ocer as follows:•Dividends on restricted stock as follows: •Supplemental life and long-term disability premiums as follows: •For John W. Lindsay, the amount reported includes $47,980 for personal use of our aircraft. The value shown for personal use of ouraircraft is the incremental cost to us of such use, which is calculated based on the variable operating costs including items such asfuel costs, repairs, meals, professional services, travel expenses and licenses and fees. Fixed costs that do not change based on usage, such as the cost of aircraft, pilot salaries, insurance, rent, and other costs, were not included. The amount reported includes deadhead ﬂights and is reduced by any reimbursements to us. Flights for Mr.Lindsay comply with the Company’s aircraft use policy described in the CD&A under “Elements of Executive Compensation—Other Beneﬁts—Company Aircraft.”•Our contributions toward club memberships, event tickets, ﬁnancial planning services, annual physicals, and concierge medicalbeneﬁts. The values of these personal beneﬁts are based on the incremental aggregate cost to us and are not individually quantiﬁed because none of them individually exceeded the greater of $25,000 or 10% of the total amount of perquisites and personal beneﬁts for each named executive ocer.•A cash beneﬁt payable to all employees with 25 years or more of service equal to one week’s salary paid to Mr.Lindsay in the amountof $20,308.Grants of Plan-Based Awards in Fiscal 2022As described in the CD&A under “Elements of Executive Compensation Components—Performance-BasedCompensation Components,” we provide incentive award opportunities to executives, designed to reward both short-term and long-term business performance, and create a close alignment between incentive compensation and stockholders’ interests. The following table provides information on non-equity incentive plan awards, performance share units and restricted stock granted in ﬁscal 2022 to each of our named executive ocers. Although the grant date fair value is shown in the table for these stock awards, there can be no assurance that these values will actually be realized during the terms of these grants. Estimated Possible Payouts Estimated Future Payouts All Other Stock Grant Date Under Non-Equity Incentive Under Equity Incentive Awards: Number Fair Value of Plan Awards(1) Plan Awards(2) of Shares of Stock Threshold Target Maximum Threshold Target Maximum Stock or Units(3) Awards(4)Name Grant Date ($) ($) ($) (#) (#) (#) (#) ($) John W. Lindsay 566,280 1,161,600 2,541,000 12/10/2021 38,280 76,559 153,118 2,306,186 12/10/2021 92,732 2,306,245 Mark W. Smith 232,735 477,405 1,044,323 12/10/2021 11,753 23,505 47,010 708,043 12/10/2021 28,473 708,124 John W. Lindsay $15,250 Mark W. Smith $16,304 Michael P. Lennox $17,749 Cara M. Hair $15,250 John R. Bell $18,312 John W. Lindsay $132,889 Mark W. Smith $49,134 Michael P. Lennox $32,771 Cara M. Hair $20,827 John R. Bell $16,318 John W. Lindsay $183,400 Mark W. Smith $55,954 Michael P. Lennox $38,793 Cara M. Hair $48,285 John R. Bell $43,378 John W. Lindsay $15,100 Mark W. Smith $9,808 Michael P. Lennox $5,855 Cara M. Hair $7,068 John R. Bell $9,344 592023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 28CHKSUM Content: 41902 Layout: 61316 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

Estimated Possible Payouts Estimated Future Payouts All Other Stock Grant Date Under Non-Equity Incentive Under Equity Incentive Awards: Number Fair Value of Plan Awards(1) Plan Awards(2) of Shares of Stock Threshold Target Maximum Threshold Target Maximum Stock or Units(3) Awards(4)Name Grant Date ($) ($) ($) (#) (#) (#) (#) ($) Cara M. Hair 214,988 441,000 964,688 12/10/2021 10,270 20,539 41,078 618,698 12/10/2021 24,879 618,741 John R. Bell 159,900 328,000 717,500 12/10/2021 9,083 18,165 36,330 547,186 12/10/2021 22,004 547,239 Michael P. Lennox 152,100 312,000 682,500 12/10/2021 8,136 16,271 32,542 490,131 12/10/2021 19,710 490,188(1)The amounts included in these columns reﬂect the threshold, target, and maximum potential value of a payout for each named executiveocer under our 2022 STI Plan if certain of our performance objectives were achieved for the October1, 2021 to September30, 2022performance period. The amounts are based on salaries in efect as of January1, 2022 for each named executive ocer, which is the basis for determining the actual payments to be made subsequent to year-end. The potential payouts were performance-driven and, therefore, were at risk. Any bonus earned based on Company ﬁnancial, operational, or strategic performance could be adjusted up or down at the end of the year by up to 25% to reﬂect an evaluation of each executive’s individual performance. The maximum payout column in the table above includes a potential 25% upward adjustment for the individual performance modiﬁer,and the threshold column includes a potential 25% downward adjustment for the individual performance modiﬁer. The performance measures and bonus opportunities for determining payout under our 2022 STI Plan are described above in the section entitled “Annual Short-Term Incentive Bonus Plan.”(2)The amounts in the table above reﬂect the threshold, target, and maximum number of shares issuable with respect to performance shareunits granted in December2021. The performance share units are settled in shares of common stock, in an amount from 0% to 200% of the number of units awarded, based on the Company’s relative TSR. Each performance share unit award consists of two elements, one based on the Company’s relative TSR over the entire three-year performance period (January1, 2022 to December31, 2024) and the other divided into annual tranches and determined based on the Company’s one-year relative TSR for each year of the performance period. The portion of the performance share units that is earned based on the Company’s one-year relative TSR for the ﬁrst and second years of the performance period remains subject to time-based vesting until the conclusion of the three-year term of the performance share unit award. Additional performance share units are credited based on the amount of cash dividends on our common stock divided by the market value of our common stock on the date such dividend is paid. Such dividend equivalents are subject to the same terms and conditions as the underlying performance share units and are settled or forfeited in the same manner and at the same time as the performance share units to which they were credited; such potential dividend equivalents are not included in the table above.(3)The amounts included in this column reﬂect the number of shares of restricted stock granted in ﬁscal 2022 to the named executiveocers. The awards of restricted stock vest ratably in three equal annual installments, beginning on the one-year anniversary of the grant date. Dividends are paid on the restricted stock at the same rate applicable to other holders of our common stock.(4)This column represents the grant date fair value under ASC Topic 718 for performance share units and restricted stock awards grantedduring ﬁscal 2022. For additional information on the valuation assumptions, refer to note 11, “Stock-Based Compensation,” to our consolidatedﬁnancial statements for the ﬁscal year ended September30, 2022, included in the 2022 Form 10-K. These amounts reﬂect an accounting expense and do not correspond to the actual value that may be realized by the named executive ocers.Outstanding Equity Awards at Fiscal 2022 Year-EndThe following table provides information on the current holdings of stock option awards, performance share unitawards, and restricted stock awards by the named executive ocers at September30, 2022. This table includes outstanding stock options (all of which are vested and exercisable),unvested performance share unit awards,and restricted stock awards. Such awards are reﬂected in each row below on an award-by-award basis. The vesting schedule for each grant that has not fully vested is shown following this table. For additional information about the option awards and stock awards, see the description of such awards in the CD&A under “Elements of Executive Compensation—Performance-Based Compensation Components—Long-Term Equity Incentive Compensation.” 602023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 29CHKSUM Content: 45842 Layout: 61804 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

Option Awards Stock Awards Equity Equity Incentive Plan Incentive Plan Awards: Awards: Number of Market or Payout Number of Unearned Value of Securities Number of Market Value of Shares, Units Unearned Underlying Shares or Units Shares or Units or Other Shares, Units Unexercised Option of Stock That of Stock That Rights That or Other Options Exercise Option Have Not Vested Have Not Vested(3) Have Not Rights That Exercisable Price Expiration (#) ($) Vested(4) Have Not Vested(3) Executive Grant Date (#) ($) Date RSAs(1) PSUs(2) RSAs PSUs (#) ($) John W. Lindsay 12/4/2012 54,500 54.18 12/4/2022 12/3/2013 62,500 79.67 12/3/2023 12/2/2014 112,000 68.83 12/2/2024 11/30/2015 185,000 58.25 11/30/2025 12/5/2016 96,954 81.31 12/5/2026 12/4/2017 185,811 58.43 12/4/2027 12/14/2018 9,618 355,577 11/04/2019 31,107 20,163 1,150,026 745,426 91,654 3,388,465 12/11/2020 60,747 15,609 2,245,817 577,072 178,410 6,595,801 12/10/2021 92,732 3,428,302 155,866 5,762,360 Mark W. Smith 5/1/2018 23,915 68.90 5/1/2028 12/14/2018 2,624 97,009 11/4/2019 9,562 6,196 353,507 229,053 28,175 1,041,620 12/11/2020 18,652 4,793 689,564 177,179 54,780 2,025,200 12/10/2021 28,473 1,052,647 47,854 1,769,151 Cara M. Hair 12/2/2014 5,000 68.83 12/2/2024 11/30/2015 31,000 58.25 11/30/2025 12/5/2016 19,026 81.31 12/5/2026 12/4/2017 38,851 58.43 12/4/2027 12/14/2018 2,285 84,476 11/4/2019 7,936 5,143 293,394 190,154 23,384 864,500 12/11/2020 16,298 4,188 602,537 154,825 47,866 1,769,590 12/10/2021 24,879 919,777 41,815 1,545,909 John R. Bell 12/4/2012 10,000 54.18 12/4/2022 12/3/2013 8,500 79.67 12/3/2023 12/2/2014 22,500 68.83 12/2/2024 11/30/2015 41,000 58.25 11/30/2025 12/5/2016 22,485 81.31 12/5/2026 12/4/2017 43,919 58.43 12/4/2027 12/14/2018 2,274 84,070 11/4/2019 7,253 4,701 268,143 173,780 21,370 790,056 12/11/2020 14,415 3,703 532,923 136,911 42,336 1,565,162 12/10/2021 22,004 813,488 36,982 1,367,225 Michael P. Lennox 11/30/2015 8,400 58.25 11/30/2025 12/4/2017 35,012 58.43 12/4/2027 12/14/2018 2,035 75,234 11/4/2019 6,492 4,207 240,009 155,522 19,128 707,177 12/11/2020 12,912 3,318 477,357 122,648 37,920 1,401,917 12/10/2021 19,710 728,679 33,126 1,224,670(1)Unvested shares of restricted stock that vest as follows:Grant Date Vesting Schedule 12/14/2018 fully vest on 12/14/2022 11/04/2019 fully vest on 11/04/2022 12/11/2020 ratably on each of the following dates: 12/11/2022, 12/11/2023 12/10/2021 ratably on each of the following dates: 12/10/2022, 12/10/2023, 12/10/2024 612023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 30CHKSUM Content: 17346 Layout: 20674 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

(2)Performance share units determined eligible to vest based on the Company’s one-year relative TSR for 2020 (in the case of performanceshare units granted on November 4, 2019) and for 2021 (in the case of performance share units granted on November 4, 2019 andDecember 11, 2020) that remain subject to time-based vesting (including dividend equivalents accumulatedthereon) as follows:Grant Date Vesting Schedule 11/04/2019 fully vest on 12/31/2022 12/11/2020 fully vest on 12/31/2023(3)The aggregate market value is based on the closing market price of our common stock of $36.97 at September30, 2022.(4)Each performance share unit award consists of two elements, one of which is based on performance criteria over a three-yearperformance period and the other of which is further divided into three annual tranches with one-year performance criteria. This columnincludes, as of September 30, 2022, unvested performance share units that remain subject to performance conditions as follows: (i) the vesting of the performance share units granted on November 11, 2019 remained subject to achievement of one-year relative TSR for 2022; (ii) the vesting of the performance share units granted on December 11, 2020 remained subject to achievement of one-year relative TSR for 2022 and 2023; and (iii) the vesting of the performance share units granted on December 10, 2021 remained subject to achievement of one-year relative TSR for 2022, 2023 and 2024. All of these performance share units also remained subject to the Company’s relative TSR over the entire three-year performance period applicable to each grant. The amounts reported in this column are reported at maximum payout (including dividend equivalents accumulated thereon). Performance share units granted on December 11, 2020 and December 10, 2021 that remain subject to performance conditions may be determined to be eligible to vest in amounts that are lower than maximum payout amounts. On January 13, 2023, the Committee certiﬁed the achievement of the performance criteria applicable to the performance share units granted on November 4, 2019 resulting in the vesting and settlement of93,575 shares, 28,761shares, 23,871 shares, 21,815 shares, and 19,525 sharesfor each of Mr. Lindsay, Mr. Smith, Ms. Hair, Mr. Bell and Mr. Lennox, respectively.Option Exercises and Stock Vested in Fiscal 2022The following table provides additional information about shares acquired upon the vesting of stock awards,including the value realized, during ﬁscal 2022 by the named executive ocers. None of the named executive ocers exercised any stock options during ﬁscal 2022. Stock Awards Number of Shares Value Realized Acquired on Vesting on VestingName (#) ($)(1) John W. Lindsay 107,308 2,949,285 Mark W. Smith 29,799 863,724 Cara M. Hair 26,423 727,053 John R. Bell 25,340 696,078 Michael P. Lennox 22,466 618,413(1)The value realized on vesting is calculated using the closing market price of our common stock on the relevant vesting dates.Pension Beneﬁts for Fiscal 2022The Pension Beneﬁts table below sets forth the ﬁscal 2022 year-end present value of accumulated beneﬁts payable to each of our named executive ocers under our Pension Plan and the Supplemental Pension Plan. Efective October1, 2003, we revised both the Pension Plan and the Supplemental Pension Plan to close the plans to new participants and reduced beneﬁt accruals for current participants through September30, 2006, at which time beneﬁt accruals were discontinued and the planswerefrozen. Ms.Hair and Messrs.Lennox and Smith are not participants under either the Pension Plan or the Supplemental Pension Plan. Mr.Bell is not eligible for the Supplemental Pension Plan.The pension beneﬁt under our Pension Plan for time periodsbetween October 1, 1989 and September 30, 2003, iscalculated pursuant to the following formula:Compensationearned between October 1, 1989 and September 30, 2003x 1.5% = Annual Pension Beneﬁt. 622023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 31CHKSUM Content: 46825 Layout: 23610 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

The pension beneﬁt for the period commencing October1, 2003 through September30, 2006 is calculated as follows:Compensationearned between October 1, 2003 and September 30, 2006x 0.75% = Annual Pension Beneﬁt. Pension beneﬁts are determined based on compensation received throughout a participant’s career.“Compensation” includes salary, bonus, vacation pay, sick pay, Section401(k)elective deferrals, and Section125 “cafeteria plan” deferrals. The Pension Plan beneﬁt formulas are the same for all employees, with long-serving employees who participated in the plan prior to October 1, 1989 having accrued an additional beneﬁt with respect to those prior periods of service based on legacy plan beneﬁt formulas.Therefore, retirement beneﬁts for executives are calculated in the same manner as for other employees.A normal retirement beneﬁt is available under our Pension Plan if the employee retires at age 65 with at least ﬁveyears of credited service or is otherwise fully vested. The “normal retirement date” is the ﬁrst day of the month coincident with or next following the later of (i)normal retirement age (age 65) and (ii)the ﬁfth anniversary of the employee’s participation in the Pension Plan.An employee can take early retirement once he has reached age 55 and has completed at least 10 years ofcredited service. The amount of the early retirement beneﬁt payment is reduced if the employee retires prior to age62 and immediately begins receiving payments. The reduction in the annual beneﬁt amount is 6% for each year (1/2 of 1% for each month) that the employee’s early retirement beneﬁt payments start prior to age62. The Pension Plan provides unreduced beneﬁts for early retirement after the employee reaches age 62 and has at least 10years of credited service. The beneﬁt after age 62 is calculated the same as a beneﬁt at age 65. A vested beneﬁt is available if the employee terminates employment before early or normal retirement and has ﬁve or more years of credited service. However, the employee may elect to start receiving a beneﬁt as early as age 55 if he had 10years of credited service. In this situation, the monthly amount will be less than what the employee would receive had he waited until age 65 since the beneﬁt will be actuarially reduced to cover a longer period of time for payment. The actuarial reduction of the early deferred vested pension is greater than the reduction for early retirement immediately following termination of employment.However, if the employee qualiﬁed for the more favorable reduction factors at the time he leaves the Company, thebeneﬁt is based on those factors.The employee may choose among alternative forms of retirement income payment after he becomes eligible toretire on his normal retirement date or early retirement date, as the case may be. Optional forms of payment include a single life annuity (which is an unreduced monthly pension for the rest of the employee’s life), a Joint& Survivor Annuity (which is a reduced monthly pension during the employee’s lifetime with payments, depending on the employee’s election, of 50%, 75%, or 100% of the monthly pension continuing to the employee’s spouse for the rest of the spouse’s life), a guaranteed certain beneﬁt option (which is a reduced monthly pension with payments guaranteed for 10 years and if the employee dies before the end of this period, his beneﬁciary will receive the payments through the end of this period) or a lump-sum (a one-time only lump sum payment, based on the present value of the monthly beneﬁts that would have been expected to be paid for the retiree’s lifetime—no survivor beneﬁts are payable under this option).The Supplemental Pension Plan beneﬁt payable to the employee is the diference between the monthly amount ofour Pension Plan beneﬁt to which the employee would have been entitled if such beneﬁt were computed without giving efect to the limitations on beneﬁts imposed by application of Sections415 and 401(a)(17) of the Code, and the monthly amount actually payable to the employee under our Pension Plan at the applicable point in time. The beneﬁt amount is computed as of the employee’s date of termination with the Company in the form of a straight life annuity payable over the employee’s lifetime (calculated in the same manner as the Pension Plan) assuming payment was to commence at the employee’s normal retirement date. The employee will be paid in the form of a lump sum payment or an annual installment payable over a period of two to 10 years as designated by the employee. The employee’s form of payment election under the Pension Plan will not afect the payment form under the Supplemental Pension Plan. Payment under the Supplemental Pension Plan will commence within 30 days of the later of the ﬁrst business day of the seventh month following the employee’s separation from service or the age (between age 55 and 65) speciﬁed on the employee’s election form. However, in the event of death, payment will be paid within 30 days of the date of death. 632023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 32CHKSUM Content: 62855 Layout: 59524 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

Present Value Number of of Payments Years Credited Accumulated During Last Service Benefit Fiscal YearName Plan Name (#) ($)(1) ($) John W. Lindsay Pension Plan 35 422,158 — Supplemental Pension Plan 35 68,276 — John R. Bell Pension Plan 24 47,966 — Supplemental Pension Plan 24 — —(1)The actuarial present value calculation for ﬁscal 2022 for Mr.Lindsay, who is retirement eligible, is based on an immediate annuity (withan assumed retirement date of September30, 2022), whereas the present value calculation for Mr.Bell, who is not retirement eligible, isbased on a deferred annuity (with an assumed retirement age of 61). The lump-sum assumptions are consistent with those used at September30, 2022. The Company’s pension and the assumptions are more fully described in the 2022 Form 10-K.Mr.Lindsay is eligible to receive a reduced early retirement beneﬁt upon termination of employment. Mr.Bell would be eligible to receivea beneﬁt any time after attaining age 55 upon his termination of employment. Depending on his age at termination, he would be eligible to receive either a reduced early retirement beneﬁt or an actuarial reduced early deferred vested beneﬁt on or after age 55.Nonqualiﬁed Deferred Compensation for Fiscal 2022Pursuant to our Supplemental Savings Plan, a participant can contribute between 1% and 40% of a participant’scombined base salary and bonus to the Supplemental Savings Plan on a before-tax basis. If the participant has not received the full Company match of the ﬁrst 5% of pay in the qualiﬁed Savings Plan, then the balance of the match will be contributed to the Supplemental Savings Plan. With the exception of one stable value fund, the investment fund selections are identical in both the qualiﬁed Savings Plan and the Supplemental Savings Plan. Unless previously distributed according to the terms of a scheduled in-service withdrawal, a participant’s account will become payable at the time and in the form selected by the participant upon the earlier to occur of a participant’s separation from service, a participant’s disability, a change-in-control or the participant’s death. A participant may select payment in the form of a single lump sum payment or annual installment payments payable over a period of two to 10 years.The following Nonqualiﬁed Deferred Compensation table summarizes the named executive ocers’ compensationfor ﬁscal 2022 under our Supplemental Savings Plan. Executive Registrant Aggregate Aggregate Aggregate Contributions Contributions Earnings in Withdrawals/ Balance at for FY 2022(1)(3) for FY 2022(1) Last FY(2) Distributions Last FYE(3)(4)Name ($) ($) ($) ($) ($) John W. Lindsay 296,278 132,889 (625,990) 191,355 3,039,907 Mark W. Smith 65,438 49,134 (50,371) — 322,682 Cara M. Hair 36,077 20,827 (67,188) — 368,991 John R. Bell 34,629 16,318 (75,363) 18,948 315,794 Michael P. Lennox 50,520 32,771 (59,924) — 291,007(1)The amounts reﬂected as Registrant Contributions above are included in the Summary Compensation Table under the “All OtherCompensation” column. Executive Contributions reﬂected above are made monthly during the ﬁscal year and are based on theemployee’s elected deferral percentage rate. Registrant Contributions are made at the end of the calendar year following the end of the ﬁscal year. These contributions are based on salary and bonus. Executive Contributions are reported as salary and bonus in the Summary Compensation Table.(2)These amounts do not include any above-market earnings.(3)Amounts previously reported in the proxy statement for the2022Annual Meeting of Stockholders omitted certain amounts due to aclerical error.(4)The ﬁscal year-end balance reported for the Supplemental Savings Plan includes the following amounts that were previously reported inthe Summary Compensation Table as compensation for 2020 and 2021. John W. Lindsay $652,478 Cara M. Hair $130,894 Mark W. Smith $129,476 John R. Bell $91,459 Michael P. Lennox $88,058 642023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 33CHKSUM Content: 56982 Layout: 29704 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

Potential Payments Upon Change-in-ControlThe following table shows potential pre-tax payments to our named executive ocers under existing agreements inthe event of a change-in-control, assuming such event and a termination of employment occurred on September30, 2022, and using the closing price ($36.97) of our common stock on such date. Any payments due under the agreements are to be paid in a lump sum within 30 days after an executive’s employment termination date. In addition to such amounts, participants would be entitled to payment of their Pension Plan, Supplemental Pension Plan, and Supplemental Savings Plan balances, as shown in the tables above. Continued Outplacement Stock Award Severance(1) Bonus(2) Benefits(3) Services(4) Accelerated(5) TotalName ($) ($) ($) ($) ($) ($) John W. Lindsay 8,419,338 1,750,444 377,636 7,500 24,248,846 34,803,764 Mark W. Smith 2,500,069 719,584 174,081 7,500 7,434,930 10,836,164 Cara M. Hair 2,027,938 523,969 99,519 7,500 6,425,163 9,084,089 John R. Bell 1,746,844 463,421 124,643 7,500 5,731,758 8,074,166 Michael P. Lennox 1,610,200 415,100 148,050 7,500 5,133,213 7,314,063(1)For Mr.Lindsay, this amount represents a lump sum payment equal to three (3)times the sum of (a)base salary in efect at the time oftermination and (b)an annual bonus, derived by taking the target annual bonus applicable for the year of termination or, if greater, theamount of annual bonus most recently paid for a year preceding the year of termination. The computation for the other named executive ocers is the same except that the multiplier in the preceding formula is two (2)times.(2)This amount represents an annual bonus for the ﬁscal year-end which coincides with the termination date of September30, 2022. Thisannual bonus amount is calculated in the manner contemplated in footnote 1 above.(3)This amount represents the value of 24 months of beneﬁt continuation following the termination of employment. Beneﬁts included are:18 months of Company medical COBRA, and private medical, dental, and vision insurance for six months following COBRA; basic and supplemental life insurance; long-term disability insurance; Savings Plan match; and Supplemental Savings Plan match by us.(4)This amount represents the maximum value of Company-paid outplacement counseling services that could be utilized by the namedexecutive ocer.(5)This column represents the value of unvested restricted stock awards and performance share units that would vest in full (shown here atmaximum for unearned units and actual for earned units) upon a termination without cause or a resignation for good reason with 24months following a change in control. In the event of an executive’s death, unvested performance units would generally vest at target,and the Committee has discretion to otherwise accelerate vesting of awards granted under the A&R 2020 Plan in the event of an executive’s disability or retirement. For information on outstanding awards under the 2016 Plan, see “Potential Payments Upon Change-in-Control or Termination—Other Termination Payments” above.Pay Ratio DisclosureOur CEO pay ratio was calculated in compliance with the requirements set forth in Section953(b)of theDodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(u)of Regulation S-K.We identiﬁed our new median employee from our employee population as of September30th, 2020. The employeepopulation consisted of 3,890 people in two countries, including all full-time, part-time, seasonal and temporary workers, but excluding the employees described below. We used the last day of the month during the ﬁscal year for purposes of determining the foreign exchange rate to U.S. dollar for employees paid in other currencies. We excluded 199 employees based in seven non-U.S. countries under the “de minimis” exemption in Item402(u)(4)(ii) of Regulation S-K as follows: Bahrain—29; Canada—1; Colombia—69; France—26; India—62; UnitedArabEmirates—5; and United Kingdom—7.We used a consistently applied measure to identify our median-paid employee from our employee population bycomparing our employees’ total cash compensation for ﬁscal 2020, consisting of salary or wages, bonuses, matching contributions to Company savings plans and other income earned during the ﬁscal year. We did not annualize compensation for employees who were hired during ﬁscal 2020 and no cost-of-living adjustments were made in identifying the median employee.Because of signiﬁcant changes in our previously identiﬁed median employee’s compensation, for ﬁscal 2022 wesubstituted a new median employee with substantially similar compensation to our previously identiﬁed median employee. 652023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 34CHKSUM Content: 44655 Layout: 59524 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

To calculate this median employee’s ﬁscal 2022 compensation, we combined all elements of this employee’scompensation in accordance with the requirements of Item 402(c)(2)(x)of Regulation S-K, resulting in annual total cash compensation of $113,110.Our CEO’s disclosed compensation amount was$8,000,873. Accordingly, our CEO pay ratio is71:1. The decrease in the CEO pay ratio from ﬁscal 2021 to 2022 was due to an increase in overall base pay to ouremployees.Because the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’sannual total compensation allow companies to adopt a variety of methodologies,apply certain exclusions, and to make reasonable estimates and assumptions that reﬂect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio that we have reported here. We believe that our calculated ratios are reasonable estimates calculated in a manner consistent with the pay ratio disclosure requirements.Summary of All Existing Equity Compensation PlansThe following chart sets forth information concerning our equity compensation plans as of September30, 2022.EQUITY COMPENSATION PLAN INFORMATION Number of Securities Remaining Available for Future Issuance Number of Securities to Weighted-Average Under Equity be Issued Upon Exercise Price of Compensation Plans Exercise of Outstanding Outstanding (Excluding Options, Warrants Options, Securities Reflected and Rights Warrants and Rights in Column (a))Plan Category (a) (b) (c)Equity compensation plans approved by security holders 3,097,699(1) $63.90(2) 6,945,762(3)Equity compensation plans not approved by security holders(4) — — — Total 3,097,699 6,945,762(1)Includes the 2010 Plan, the 2016 Plan, and the A&R 2020 Plan and reﬂects performance share unit awards at actual attained or targetachievement, as applicable.(2)Reﬂects weighted-average exercise price of outstanding stock options. This column does not include information regarding performanceshare unit awards since such awards do not have an exercise price.(3)The reported 6,945,762 shares available for future issuance pertain to our A&R 2020 Plan approved by our stockholders at the 2022Annual Meeting of Stockholders. Of the 6,945,762 shares that remain available for issuance under our A&R 2020 Plan, up to 3,472,881shares may be awarded as restricted stock or certain other awards as contemplated under the A&R 2020 Plan.(4)We do not maintain any equity compensation plans that have not been approved by stockholders. 662023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.ea | Sequence: 35CHKSUM Content: 14592 Layout: 23610 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps V1.5

PROPOSAL 3ADVISORY VOTE ON EXECUTIVE COMPENSATIONIn accordance with Section14A of the Exchange Act and the relatedrules of the SEC, the Company is requesting stockholder approval, on an advisory basis, of the compensation of the Company’s named executive ocers as disclosed in this proxy statement. The Human Resources Committee has overseen the development of a compensation program that is described more fully in the “Compensation Discussion and Analysis” section of this proxy statement, including the related compensation tables and narrative. Our compensation program is designed to attract and retain qualiﬁed executives who are critical to the successful implementation of our strategic business plan. Further, we believe that our compensation program promotes a performance-based culture and aligns the interests of executives with those of stockholders by linking a substantial portion of compensation to the Company’s performance. It balances short-term and long-term compensation opportunities to ensure that the Company meets short-term objectives while continuing to produce value for our stockholders over the long-term. The Company believes that its compensation program is appropriate and has served to accomplish the goals mentioned above. In deciding how to vote on this proposal, the Board urges you to consider the “Compensation Discussion and Analysis” section of this proxy statement. For the reasons discussed, the Board recommends a vote in favor of the following resolution:As an advisory vote, this proposal is not binding on the Company.However, the Human Resources Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposaland will consider the outcome of the vote when making future compensation decisions for named executive ocers. Our Board currently holds advisory votes on executive compensation on an annual basis and, unless the Board changes this policy, including in consideration of the results of Proposal 4, the next such vote after the 2023 Annual Meeting will be held at our 2024 annual meeting of stockholders. “Resolved, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive ocers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure contained in the proxy statement).” BoardRecommendationThe Board unanimously recommends a vote FOR approval, on an advisory basis, of the compensation of the Company’s named executive ocers as disclosed in this proxy statement. 672023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.fa | Sequence: 1CHKSUM Content: 7735 Layout: 12797 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

PROPOSAL 4ADVISORY VOTE ON THE FREQUENCY OFSTOCKHOLDER ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATIONApplicable SEC rules also require that, at least once every six years,stockholders be given the opportunity to vote on an advisory basis regarding the frequency (i.e., every one, two, or three years) of future stockholder advisory votes on the compensation of our named executive ocers. Our stockholders voted on a similar proposal in 2017 and indicated a preference for holding “say-on-pay” votes on an annual basis. We have held a “say-on-pay” advisory vote each year since 2011. The Company is again requesting stockholder approval, on an advisory basis, as to whether the Company should hold a stockholder advisory vote on executive compensation every one, two, or three years.We believe that “say-on-pay” advisory votes should be conductedevery year so that our stockholders may annually express their views on our executive compensation program.As an advisory vote, this proposal is not binding on the Company.However, the Board values the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of the vote when making a determination as to the frequency of future advisory votes on executive compensation. BoardRecommendationThe Board unanimously recommends a vote FOR “One Year” with respect to how frequently future non-binding stockholder votes to approve the compensation of our named executive ocers should occur. Stockholders are not voting to approve or disapprove this recommendation. 682023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.fa | Sequence: 2CHKSUM Content: 63815 Layout: 50587 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

STOCK OWNERSHIP INFORMATION Security Ownership of Certain Beneﬁcial OwnersThe following table sets forth those persons or groups who, to our knowledge, beneﬁcially own more than 5% ofour common stock, the number of shares beneﬁcially owned by each, and the percentage of outstanding stock so owned, as of January3, 2023. At the close of business on January3, 2023, there were106,269,037issued and outstanding shares of our common stock. Amount and Nature of Percent of Name and Address of Beneficial Owner Title of Class Beneficial Ownership ClassBlackRock, Inc.55 East 52nd Street New York, NY 10055 Common Stock 17,718,102(1) 16.7%The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355 Common Stock 11,798,753(2) 11.1%State Farm Mutual Automobile Insurance Company One State Farm Plaza Bloomington, IL 61710 Common Stock 8,257,200(3) 7.8%(1)This information is based on BlackRock, Inc.’s Schedule 13G Amendment ﬁled with the SEC on January27, 2022. Of the sharesreported as beneﬁcially owned, BlackRock, Inc. has sole voting power over 17,322,150 shares and sole dispositive power over17,718,102 shares.(2)This information is based on The Vanguard Group, Inc.’s Schedule 13G Amendment ﬁled with the SEC on February10, 2022. Of theshares reported as beneﬁcially owned, The Vanguard Group, Inc. has sole dispositive power over 11,621,050 shares, shared voting power over89,788 shares, and shared dispositive power over 177,703 shares.(3)This information is based on State Farm Mutual Automobile Insurance Company’s Schedule 13G Amendment ﬁled with the SEC onFebruary2, 2022. Of the shares reported as beneﬁcially owned, State Farm Mutual Automobile Insurance Company and certain of its aliates have sole voting and dispositive power over 8,257,200 shares. 692023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.fa | Sequence: 3CHKSUM Content: 5761 Layout: 5178 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

Security Ownership of Directors and ManagementThe following table sets forth the total number of shares of our common stock beneﬁcially owned by each of thepresent Directors and nominees, our CEO, all other executive ocers named in the Summary Compensation Table, and all Directors and executive ocers as a group, and the percent of the outstanding common stock so owned by each as of January3, 2023. Amount and Nature of Percent of Directors and Named Executive Officers Title of Class Beneficial Ownership(1) Class(2)(%) Hans Helmerich Common Stock 2,252,831(3) 2.12 John W. Lindsay Common Stock 1,031,687(4)(16) John R. Bell Common Stock 254,701(5)(16) Cara M. Hair Common Stock 186,624(6)(16) Mark W. Smith Common Stock 112,936(7)(16) Michael P. Lennox Common Stock 110,541(8)(16) Edward B. Rust, Jr. Common Stock 98,926(9)(15) John D. Zeglis Common Stock 89,779(9) Thomas A. Petrie Common Stock 69,353(9)(15) Randy A. Foutch Common Stock 64,483(9)(15) Donald F. Robillard, Jr. Common Stock 48,656(10)(15) Kevin G. Cramton Common Stock 34,588(11) José R. Mas Common Stock 34,588(11) Belgacem Chariag Common Stock 8,378(12) Delaney M. Bellinger Common Stock 6,595(13)(15) Mary M. VanDeWeghe Common Stock 2,288(15) All Directors and Executive Officers as a Group (17persons) Common Stock 4,465,465(14) 4.16(1)Unless otherwise indicated, all shares are owned directly by the named person, and he or she has sole voting and investment power withrespect to such shares. Shares owned include restricted shares over which the named person has voting,but not investment power, andstock options held by the named person include options exercisable within 60 days of January3, 2023.(2)Percentage calculation not included if beneﬁcial ownership is less than one percent of class.(3)Includes options to purchase 48,860 shares; 7,099 restricted shares; 21,108 shares fully vested under our 401(k)Plan; 24,470 sharesowned by Mr.Helmerich’s wife, with respect to which he has disclaimed all beneﬁcial ownership;1,957,740shares held by Mr.Helmerichas trustee for various family trusts for which he possesses voting and investment power; 50,627 shares held by The Helmerich Trust, an Oklahoma charitable trust, for which Mr.Helmerich is a trustee for which he possesses voting and investment power; and 44,000 shares held by Helmerich Grandchildren LLC, of which he is a manager and possesses voting and investment power.(4)Includes options to purchase 617,755 shares; 166,875 restricted shares; and 9,069 shares fully vested under our 401(k)Plan.(5)Includes options to purchase 138,404 shares; 39,278 restricted shares; and 1,765 shares fully vested under our 401(k)Plan. (6)Includes options to purchase 93,877 shares and 45,164 restricted shares. (7)Includes options to purchase 17,936 shares and 50,909 restricted shares. (8)Includes options to purchase 43,412 shares and 35,943 restricted shares. (9)Includes options to purchase 37,659 shares and 4,733 restricted shares. (10)Includes options to purchase 37,659 shares. (11)Includes options to purchase 12,613 shares and 4,733 restricted shares. (12)Includes 4,733 restricted shares. (13)Includes options to purchase 2,926 shares. (14)Includes options to purchase 1,185,091 shares; 409,014 restricted shares; and 31,942 shares fully vested under our 401(k) Plan. (15)The value of Director stock units and restricted stock units under our Director Plan are based on the market price of our common stockand possess dividend equivalent reinvestment rights but are settled in cash; consequently, such stock units are not included in the table.Stock units and restricted stock units are held as follows as of January3, 2023: Rust, 22,269 stock units; Petrie, 7,670 stock units; Foutch, 34,357 stock units; Robillard, 25,609 stock units and 4,784 restricted stock units; Bellinger, 12,389 stock units and 4,784 restricted stock units; and VanDeWeghe, 12,389 stock units and 4,784 restricted stock units.(16)Does not include performance share units that the Company may settle with common stock within 75 days following December31, 2022,as follows: Lindsay, 93,575 performance share units; Smith, 28,761 performance share units; Hair, 23,871 performance share units; Bell,21,815 performance share units; and Lennox, 19,525 performance share units. 702023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.fa | Sequence: 4CHKSUM Content: 15696 Layout: 23192 Graphics: 60298 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps V1.5

General InformationIn accordance with our Amended and Restated By-laws (the “By-laws ”), the close of business on January3, 2023,has been ﬁxed as the record date for the determination of the stockholders entitled to notice of, and to vote at, themeeting. The stock transfer books will not close.As a stockholder of Helmerich& Payne, Inc., you are invited to attend the Annual Meeting of Stockholders onFebruary28, 2023 (the “Annual Meeting ”) and vote on the items of business described in this proxy statement. Theproxy is being solicited by and on behalf of the Board of Directors and will be voted at the Annual Meeting.The Company is pleased to take advantage of the rules of the Securities and Exchange Commission that allowissuers to furnish proxy materials to their stockholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. The Company is mailing to most of its stockholders a Notice of Internet Availability of Proxy Materials, rather than a paper copy of the proxy statement, proxy, and 2022 Annual Report to Stockholders. The notice contains instructions on how to access the proxy materials, vote, and obtain, if you so desire, a paper copy of the proxy materials.Important Notice of Electronic Availability of MaterialsAs permitted by the rules of theSEC, we are making our 2022 Annual Report to Stockholders and this proxy statement available to stockholders electronically via the Internet at the following website: www.proxyvote.com.Most stockholders will not receive printed copies of the proxy materials unless they requestthem. Instead, a Notice of Internet Availability of Proxy Materials (“Notice ”), which was mailed to most of ourstockholders, explains how you may access and review the proxy materials and how you may submit your proxy on the Internet. If you received the Notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained in the Notice. Stockholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically did not receive the Notice and are receiving the proxy materials in the format requested. The Notice and the proxy materials are ﬁrst being made available to our stockholders on or about January18, 2023.AttendanceIf your shares are registered directly in your name with the Company’s transfer agent, you are considered a “stockholder of record.” If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered a “beneﬁcial owner” of those shares. Only stockholders of record or beneﬁcial owners of the Company’s common stock may attend the meeting online. All attendees must comply with our standing rules, which will be posted at www.virtualshareholdermeeting.com/HP2023. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described in this proxy statement so that your vote will be counted if you later decide not to attend the Annual Meeting online.Virtual Meeting InformationAttending the Annual Meeting You may vote at the Annual Meeting if you were a stockholder of record as of the close of business on January3,2023. The Annual Meeting will be conducted via live webcast. You will be able to participate in the Annual Meeting online and submit questions during the meeting at www.virtualshareholdermeeting.com/HP2023. We hope that continuing with the virtual format will allow more of our stockholders to participate. You also will be able to vote your shares electronically at the Annual Meeting (other than shares held through our employee beneﬁt plans, which must be voted prior to the Annual Meeting).To participate in the Annual Meeting, you will need the control number included on your Notice, on your proxy cardor on the instructions that accompanied your proxy materials. 712023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.fa | Sequence: 5CHKSUM Content: 50693 Layout: 41164 Graphics: 26491 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: HP_2023_4C_logo.eps, folio_drill_4c.eps V1.5

The Annual Meeting webcast will begin promptly at 12:00p.m., Central time. We encourage you to access themeeting prior to the start time. Online check-in will begin at 11:45a.m., Central time, and you should allow ample time for the check-in procedures.Stockholders are able to submit questions for the Annual Meeting’s question and answer session during themeeting through www.virtualshareholdermeeting.com/HP2023. Stockholders who have been provided or obtained a control number may submit a question in advance of the meeting at www.proxyvote.com after logging in with that control number. Each stockholder will be limited to two questions. Questions pertinent to meeting matters that comply with the meeting rules of conduct will be answered during the meeting, subject to time constraints. However, we reserve the right to exclude questions that are not pertinent to meeting matters, irrelevant to the business of the Company, derogatory or in bad taste, or relate to pending or threatened litigation, personal grievances, or are otherwise inappropriate. Questions that are substantially similar may be grouped and answered once to avoid repetition.Technical Diculties During the Annual Meeting We will have technicians ready to assist you with any technical diculties you may have accessing the virtual meeting. If you encounter any diculties accessing the virtual meeting during the check in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/HP2023.Accessing the Annual Meeting Website All stockholders can visit the Annual Meeting website at www.virtualshareholdermeeting.com/HP2023.On our Annual Meeting website, you can vote your proxy, submit questions, listen to a live audio webcast of theAnnual Meeting on February28, 2023, access copies of this proxy statement and 2022 Annual Report to Stockholders and other information about the Company, and elect to view future proxy statements and annual reports online instead of receiving paper copies in the mail.Voting InformationRecord Date and Quorum The holders of a majority of our outstanding common stock entitled to vote at the Annual Meeting must be presentonline or by proxy for the transaction of business. This is called a “quorum.” Abstentions and broker non-votes (as deﬁned below) will be counted as present for purposes of determining the presence of a quorum at the meeting. At the close of business on January3, 2023, there were 106,269,037 issued and outstanding shares of our common stock, the holders of which are entitled to one vote per share on all matters. We have no other class of securities entitled to vote at the meeting. Only stockholders of record at the close of business on January3, 2023, will be entitled to vote at the Annual Meeting.Submitting Voting Instructions for Shares Held in Your Name (i.e., You are a Stockholder of Record) You may vote your shares of common stock by telephone or over the Internet, by completing, signing, dating and returning a proxy or by attending the Annual Meeting online at www.virtualshareholdermeeting.com/HP2023usingyour control number and voting your shares electronically on February28, 2023. A properly submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation with respect to Proposals 1, 2, 3, and 4 (i.e., FOR the 10 Director nominees identiﬁed in this proxy statement, and FOR Proposals 2, 3, and 4). 722023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.fa | Sequence: 6CHKSUM Content: 49802 Layout: 2941 Graphics: 26491 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: HP_2023_4C_logo.eps, folio_drill_4c.eps V1.5

Submitting Voting Instructions for Shares Held in Street Name (i.e., You are the Beneﬁcial Owner of Your Shares) If you are a beneﬁcial owner of shares, you must follow the instructions you receive from your broker or otherorganization holding your shares on your behalf. If you want to vote online during the Annual Meeting, you must obtain a legal proxy from your broker and use your 16-digit control number to attend the Annual Meeting. If you beneﬁcially own shares of common stock and your proxy materials do not include a control number, you should contact the broker or other organization that holds your shares with any questions about obtaining a control number. If you do not submit voting instructions to the organization that holds your shares on your behalf, that organization may still be permitted to vote your shares. Under applicableNYSErules, the organization that holds your shares may generally vote on routine matters. The determination of whether a proposal is “routine” or “non- routine” will be made by the NYSE or byBroadridge Financial Solutions, Inc. (“Broadridge ”), our independent agentto receive and tabulate stockholder votes, based on NYSE rules that regulate member brokerage ﬁrms. If a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted on all of the proposals, even if you plan to attend the Annual Meeting.Revoking Your Proxy Any stockholder giving a proxy may revoke it at any time prior to the Annual Meeting by submission of a later dated proxy or subsequent Internet or telephonic proxy. Stockholders who attend the Annual Meeting online may revoke any proxy previously granted and vote electronically during the Annual Meeting. If you are the beneﬁcial owner of shares held in “street name,” you must follow the instructions of the broker or other organization holding your shares to revoke your voting instructions.Voting Requirements The election of Directors will require the armative vote of a majority of the votes cast by the shares of common stock voting online or by proxy at the Annual Meeting. A majority of the votes cast means that the number of shares voted FOR a Director must exceed the number of shares voted AGAINST that Director. As a result, abstentions and broker non-votes will not afect the outcome of the election of Directors. Any Director who receives a greater number of votes AGAINST his or her election than votes FOR such election will tender his or her resignation to the Board of Directors in accordance with our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee will consider the resignation and recommend to the Board of Directors whether to accept or reject the resignation. The Board of Directors will consider all factors it deems relevant, make a determination, and publicly disclose its decision within 120 days following the date of the Annual Meeting.With regard to Proposals 2, 3, and 4, the armative vote of a majority of shares of common stock present online orby proxy at the Annual Meeting and entitled to vote at the Annual Meeting is required for approval. As a result, abstentions will have the same efect as a vote AGAINST Proposals 2, 3, and 4. A broker non-vote is not considered a share entitled to vote on the particular matter. Therefore, even though broker non-votes are counted in determining a quorum, with respect to Proposals 3 and 4, broker non-votes are excluded from the denominator in determining whether armative votes represented a majority of those present and entitled to vote at the Annual Meeting and will not afect the outcome of Proposals 3 or 4.Each outstanding share of our common stock will be entitled to one vote on each matter considered at the meeting.With regard to Proposal 1, the election of Directors, stockholders may vote FOR or AGAINST a Director nominee or abstain from voting on a Director nominee. The proxies executed and returned (or delivered via telephone, over the Internet, or virtually during the Annual Meeting) can be voted only for the named nominees. With regard to Proposal 2, ratiﬁcation of the appointment of the Company’s independent auditors, Proposal 3, the advisory vote on executive compensation, and Proposal 4, and the advisory vote on whether a stockholder advisory vote to approve executive compensation should occur every 1, 2, or 3 years. 732023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.fa | Sequence: 7CHKSUM Content: 36191 Layout: 60166 Graphics: 27205 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, H&P Blue GRAPHICS: folio_drill_4c.eps, HP_2023_4C_logo.eps V1.5

Vote Tabulation and ResultsBroadridgewill tabulate all votes that are received prior to the date of the Annual Meeting. A representative ofBroadridge will serve as inspector of election to tabulate all votes and to certify the voting results. We intend to publish the ﬁnal results of each Proposal in a Current Report on Form 8-K to be ﬁled with the SEC within four business days of the Annual Meeting.Solicitation of ProxiesWe are asking for your proxy for the Annual Meeting and will pay all the costs of asking for stockholder proxies. We can ask for proxies through the mail or by telephone, fax, or in person. We can use our directors, ocers and employees to ask for proxies. These people do not receive additional compensation for these services. In addition, we have retained D.F. King& Co., Inc. to aid in the solicitation of proxies at a base fee of $10,000, plus reasonable out-of-pocket expenses and disbursements. We will reimburse brokerage houses and other custodians, nominees and ﬁduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneﬁcial owners of our stock.Other MattersAs of this date, management of the Company knows of no business which will come before the Annual Meeting other than that set forth in the notice of the meeting. If any other matter properly comes before the meeting, the persons named as proxies will vote on it in accordance with their best judgment.Additional Information Householding of Annual Meeting MaterialsThe SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to provide notice to an address shared by two or more stockholders by delivering a single notice to those stockholders. This procedure is referred to as “householding.” We do not household our notice with respect to our stockholders of record. However, if you hold your shares in street name, your intermediary, such as a broker or bank, may rely on householding and you may receive a single notice if you share an address with another stockholder. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notiﬁed otherwise or until you revoke your consent. Ifat any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the notice, or if you are receiving multiple copies of the notice and wish to receive only one, please notify your broker. Stockholders who currently receive multiple notices at their address and would like to request “householding” of their communications should contact their broker.Stockholder Proposals and NominationsProposals for Inclusion in our 2024 Proxy MaterialsSEC rules permit stockholders to submit proposals to be included in our proxy materials if the stockholder and the proposal satisfy the requirements speciﬁed in Rule14a-8 under the Exchange Act. For a stockholder proposal to be considered for inclusion in our proxy statement and accompanying proxy for the 2024 Annual Meeting of Stockholders, the proposal must be received by our Corporate Secretary at the address provided below on or before September20, 2023 and comply with the requirements of Rule14a-8 under the Exchange Act. 742023 Proxy Statement Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.fa | Sequence: 8CHKSUM Content: 28570 Layout: 1459 Graphics: 27205 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, H&P Dark Blue, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: folio_drill_4c.eps, HP_2023_4C_logo.eps V1.5

Director Nominations for Inclusion in our 2024Proxy Materials (Proxy Access)Our proxy access by-law permits a stockholder (or a group of up to 20 stockholders) owning 3% or more of theCompany’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials Director candidates constituting up to the greater of two individuals or 20% of the Board of Directorsif the nominating stockholder(s) and the nominee(s) satisfy the requirements speciﬁed in our By-laws. For the 2024 Annual Meeting of Stockholders, notice of a proxy access nomination must be received by our Corporate Secretary at the address provided below during the period beginning August21, 2023, and ending September20, 2023.Other Proposals or Nominations to be Brought Before our 2024 Annual MeetingOur By-laws permit a stockholder of record to propose items of business and/or nominate Director candidates that are not intended to be included in our proxy materials if the stockholder complies with the procedures set forth in our advance notice by-law. For the 2024 Annual Meeting of Stockholders, notice of such proposals or nominations must be received by our Corporate Secretary at the address provided below during the period beginning October31, 2023, and ending November30, 2023. In addition to satisfying the deadlines in the advance notice provisions of our By-laws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule14a-19 to the Corporate Secretary no later than December30, 2023.Address for Submission of Notices and Additional InformationAll stockholder nominations or proposals of other items of business to be considered by stockholders at the 2024 Annual Meeting of Stockholders (whether or not intended for inclusion in our proxy materials) must be submitted in writing to: In addition, both the proxy access and the advance notice provisions of our By-laws require a stockholder’s notice of a nomination or other item of business to include certain information. Director nominees must also meet certain eligibility requirements. Any stockholder considering introducing a nomination or other item of business should carefully review our By-laws.Annual Report on Form 10-KPaper copies of the Annual Report on Form 10-K for ﬁscal 2022 may be obtained without charge from the Company, and paper copies of exhibits to the Annual Report on Form 10-K for ﬁscal 2022 are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to the attention of Investor Relations by mail at 1437 South Boulder Ave., Suite1400, Tulsa, Oklahoma 74119, or by email at investor.relations@hpinc.com.By Order of the Board of Directors,William H. GaultCorporate SecretaryDated: January 18, 2023 Helmerich& Payne, Inc.Attention: Corporate Secretary 1437 South Boulder Avenue, Suite1400 Tulsa, Oklahoma 74119 Toppan Merrill - Helmerich _ Payne_ Inc. DEF 14A ED | 111289 | 17-Jan-23 16:43 | 23-1484-1.fa | Sequence: 9CHKSUM Content: 27511 Layout: 26464 Graphics: 52043 CLEAN JOB: 23-1484-1 CYCLE#;BL#: 11; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777COLORS: Yellow, Magenta, Cyan, ~note-color 2, Black, H&P Blue, H&P Med Blue GRAPHICS: HP_2023_4C_logo.eps, William_H_Gault_sig.eps, Email_4c_icon.eps V1.5

Design and Technological Innovation is our Humanity

Built into the DNA of H&P is a commitment to hold ourselves to a higher standard. We believe every action has a reaction, and it's our innate responsibility to do better — for the employees, customers and communities that count on us, at all times, to do the right thing.





Changing the Landscape of Drilling

As our world changes, so does our approach to drilling. Our commitment to solving our customers' challenges is helping to bring H&P, and our industry, into the world of autonomous drilling.

Adding value throughout every stage of the drilling process

As a drilling partner, we understand that what we do today impacts the quality, accuracy, and productivity of our customers' wells, through to completion. That's why — from engineering to wellbore placement and beyond — our industry-leading experts are designing and utilizing cutting-edge technologies that maximize production and minimize error rates, helping our customers meet (or exceed) project objectives.





The Right Place. The Right Time.

We believe every action has a reaction, and it's our innate responsibility to do better — for the employees, customers and communities that count on us, at all times, to do the right thing.



Helmerich & Payne, Inc
1437 South Boulder Avenue
Tulsa, Oklahoma 74119
helmerichpayne.com

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HELMERICH & PAYNE, INC.
1437 S. BOULDER AVENUE
SUITE 1400
TULSA, OK 74119-3623

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on February 27, 2023 for shares held directly and by 11:59 P.M. Eastern Time on February 23, 2023 for shares held in an employee benefit plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HP2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on February 27, 2023 for shares held directly and by 11:59 P.M. Eastern Time on February 23, 2023 for shares held in an employee benefit plan. Have your proxy card in hand when you call and then follow the instructions.
*****If you vote by Internet or telephone, you do not need to mail back the attached proxy card.***

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D94639-P83453 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HELMERICH & PAYNE, INC.

The Board of Directors recommends you vote FOR each director nominee listed below in Proposal 1:

1. Election of Directors	For	Against	Abstain
1a. Delaney M. Bellinger	☐	☐	☐
1b. Belgacem Chariag	☐	☐	☐
1c. Kevin G. Cramton	☐	☐	☐
1d. Randy A. Foutch	☐	☐	☐
1e. Hans Helmerich	☐	☐	☐
1f. John W. Lindsay	☐	☐	☐
1g. José R. Mas	☐	☐	☐
1h. Thomas A. Petrie	☐	☐	☐
1i. Donald F. Robillard, Jr.	☐	☐	☐
1j. John D. Zeglis	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 3.	For	Against	Abstain
2. Ratification of Ernst & Young LLP as Helmerich & Payne, Inc.'s independent auditors for 2023.	☐	☐	☐
3. Advisory vote on executive compensation.	☐	☐	☐

The Board of Directors recommends you vote FOR the option of every "1 Year" in Proposal 4.	1 Year	2 Years	3 Years	Abstain
4. Advisory vote on the frequency of the advisory vote on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D94640-P83453 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com . HELMERICH & PAYNE, INC. Annual Meeting of Stockholders This proxy is solicited by and on behalf of the Board of Directors The undersigned hereby appoints as his/her proxies, with powers of substitution and revocation, Hans Helmerich, John W. Lindsay, and Cara M. Hair, and each of them (the "Proxies"), to vote all shares of common stock of Helmerich & Payne, Inc., which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Helmerich & Payne, Inc., to be held virtually via a live webcast at www.virtualshareholdermeeting.com/HP2023 , on Tuesday, February 28, 2023, at 12:00 p.m., Central Time, and all adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND 1 YEAR IN PROPOSAL 4. IF ANY OTHER MATTER SHOULD PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, THE PERSONS NAMED AS PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGMENT. Continued and to be signed on reverse side